EXHIBIT 99.3

[Reference Translation]

Securities code: 8332

November 20, 2015

To Shareholders

Tatsumaro Terazawa

Representative Director, President

The Bank of Yokohama, Ltd.

1-1, Minatomirai 3-chome, Nishi-ku, Yokohama

Kanagawa, Japan

CONVOCATION NOTICE OF

THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

You are cordially invited to attend an extraordinary general meeting of shareholders of The Bank of Yokohama, Ltd. (the “Bank”), which will be held as described hereunder.

If you are unable to attend the meeting, you may exercise your voting right in writing or via the Internet. Please review the appended “Reference Materials for the Extraordinary General Meeting of Shareholders” and exercise your voting right by using one of the following methods.

Voting by mail

To vote by mail, please indicate your approval or disapproval of each of the proposals on the enclosed voting form and return the completed form to the Bank. The completed forms must be received no later than Friday, December 18, 2015. If you do not indicate any approval or disapproval of the proposals on the said enclosed voting form, the Bank will deem that you have approved these proposals.

Voting by electronic means (the Internet, etc.)

To vote online, please access the voting website (http://www.e-sokai.jp – Japanese only) using your voting code and password included in the enclosed voting form, select the Bank and enter your approval or disapproval by 6:00 p.m., Friday, December 18, 2015, in accordance with the on-screen instructions.

Treatment of duplicate voting

When a voting right is exercised both by mailing the voting form and via the Internet, etc., the vote via the Internet, etc. shall be deemed to be effective irrespective of the arrival date and hour of voting. If the voting right is exercised via the Internet, etc. more than once, the latest vote shall be deemed to be effective.

Yours, faithfully,

The Bank of Yokohama, Ltd.

MEETING AGENDA

1. Date and time:	10:00 a.m., Monday, December 21, 2015

(The reception desk opens at 9:00 a.m.)

2. Venue:	Yokohama Royal Park Hotel, 3rd floor, Hosho Room 2-1-3, Minatomirai 2-chome, Nishi-ku, Yokohama, Kanagawa, Japan

3. Agenda:

Matters to be resolved

Proposal 1:	Approval of the Share Transfer Plan with The Higashi-Nippon Bank, Limited

Proposal 2:	Partial Amendments to the Articles of Incorporation

4.	Instructions for the exercise of your voting right:

(1)	The matters set forth below are posted on our website (http://www.boy.co.jp/shareholder/stock/sokai.html – Japanese only) and are not attached to the Reference Materials for the Extraordinary General Meeting of Shareholders.

Business Report of the other company that is to become a wholly-owned subsidiary as a result of the share transfer (i.e. The Higashi-Nippon Bank, Limited)

(2)	The Bank shall disclose any revisions to the Reference Materials for the Extraordinary General Meeting of Shareholders and attached documents through our website (http://www.boy.co.jp/).

(3)	If you exercise your voting right by proxy, you must delegate a proxy who is a shareholder with voting rights with the Bank. A shareholder may appoint only one proxy.

(4)	Shareholders intending to divergently exercise voting rights pursuant to Article 313 of the Companies Act must provide written notice with their reason for such exercise three days prior to the Extraordinary General Meeting of Shareholders.

End

●	Shareholders are requested to fill out and submit the enclosed voting form at the reception desk on the above-mentioned date. For the purpose of resource-saving, please bring this notice with you.

●	Non-shareholders of the Bank may not attend the Extraordinary General Meeting of Shareholders.

●	Please note that we will not be distributing gifts to attending shareholders starting June 2015. We appreciate your understanding.

Instructions for the exercise of your voting right

After reviewing pages 5 to 40 of the Reference Materials for the Extraordinary General Meeting of Shareholders, please exercise your voting right by one of the following three methods:

Voting by attending the general meeting of shareholders

[image]	Date of General Meeting of Shareholders:	December 21, 2015 (Monday) at 10:00 a.m. (The reception desk opens at 9:00 a.m.)

Shareholders are requested to fill out and submit the enclosed voting form at the reception desk. Please bring this notice with you.
Voting by mail

[image]	Voting deadline	Must be delivered by December 18, 2015 (Friday)

Please indicate your approval or disapproval of each of the proposals on the enclosed voting form and return the completed form to the shareholder register administrator of the Bank by the voting deadline. Please use the enclosed information protection sticker.

Voting by electronic means (the Internet, etc.)

[image]	Voting deadline	December 18, 2015 (Friday) at 6:00 p.m.

Please access the voting website designated by the Bank from a computer, smartphone or cell phone, follow the on-screen instructions and enter your approval or disapproval by the voting deadline using your voting code and password stated in the enclosed voting form.

The website is subject to system restrictions to ensure security. For details, please make inquiries to the following contact.

Contact details for inquiries

If there are any questions regarding voting by electronic means (the Internet, etc.), please contact the following.

Shareholder register administrator: Japan Securities Agents, Ltd., Agency Department

[Online support dial] 0120-707-743 (toll free)

Operating hours 9:00 – 21:00 (also operating on Saturdays, Sundays and public holidays)

Electric Voting Platform for Institutional Investors

Institutional investors who have registered with ICJ, Inc. in advance may use the Electric Voting Platform operated by ICJ, Inc.

End

Reference Materials for the Extraordinary General Meeting of Shareholders

Proposal 1: Approval of the Share Transfer Plan with The Higashi-Nippon Bank, Limited

The Bank of Yokohama, Ltd. (the “Bank”) and The Higashi-Nippon Bank, Limited (“HNB”) (together, the “Banks”) agreed to incorporate a company named “Concordia Financial Group, Ltd.” (the “Joint Holding Company”) that would become a wholly-owning parent company of the Banks effective as of April 1, 2016 (“Effective Date”) through a share transfer (“Share Transfer”) and resolved to do so at their respective meetings of the board of directors held on September 8, 2015. The Banks also entered into the Business Integration Agreement and jointly prepared the Share Transfer Plan as of the same day.

The Bank and HNB request your approval for the Share Transfer Plan pertaining to the Share Transfer (the “Share Transfer Plan”).

The reason for the Share Transfer and the outline of contents of the Share Transfer Plan and other matters relating to this proposal are as follows:

1.	Reason for the Share Transfer

While the Banks are both based in the Metropolitan area, the Bank has as its strengths a stable fund raising capability and the ability to efficiently and broadly provide high-quality financial services that are supported by strong brand power principally in Kanagawa Prefecture and southwest Tokyo, whereas HNB has as its strength sales capabilities focusing on attentive face-to-face transactions and presentation of proposals in the area of loans to small and medium-sized enterprises.

Taking into account such strengths and characteristics of the Banks and the fact that despite both being based in the Metropolitan area, they were not competing much against each other in their sales areas, customer bases and areas of strength, etc. but rather were more complementary to each other, the Banks confirmed that they would be able to improve their services to customers and their corporate value through the expected improvements in efficiency and synergy effects for growth from the business integration. Accordingly, on September 8, 2015, the Bank and HNB reached a definitive agreement on the implementation of the business integration through the establishment of a holding company.

The new financial group consisting of the Joint Holding Company and the Banks as its subsidiaries will aim to realize the corporate ideal below under the management philosophy of “aiming to contribute to creating a vibrant future as a trusted financial group and to enhance its corporate value together with the growth of the region by providing the best financial services to its customers through collaboration that leverages the strengths and uniqueness of each group company”:

(i)	Aim to become a trusted financial group by maintaining deep relationship with customers as a regional financial institution and providing broad, high-quality financial service and regional information leveraging its wide-area network achieved through the business integration

(ii)	Aim to strengthen earning capacity and improve corporate value by strategically placing into growing areas and business fields management resources that are created through proactive sharing of each bank’s business infrastructure and know-how to the maximum extent and promoting streamlining and improvements in efficiency, even while maintaining each group company’s brand

(iii)	Aim to improve each employee’s capabilities in consulting services and of assessing the future prospects of customers’ businesses in order to appropriately respond to changes in environment and customers’ needs and to pursue constant customer satisfaction

(iv)	Contribute to the prosperity of the region by providing solutions that utilize sophisticated consulting services and financial techniques to address various issues in the Metropolitan area and the surrounding region where the group is based

2.	Outline of Contents of the Share Transfer Plan

The outline of contents of the Share Transfer Plan is as described in the Share Transfer Plan (copy) provided below.

Articles of Incorporation attached as Annex 1 to the Share Transfer Plan includes Articles 2 and 3 of the Supplementary Provisions added as of October 30, 2015.

[Details of stock acquisition rights] Annexes 2 through 25 to the Share Transfer Plan that contain details of the stock acquisition rights are included in the “Reference Materials for the Extraordinary General Meeting of Shareholders <Supplementary Volume>.”

Share Transfer Plan (Copy)

This share transfer plan (this “Share Transfer Plan”) has been jointly prepared by The Bank of Yokohama, Ltd. (“Bank of Yokohama”) and The Higashi-Nippon Bank, Limited (“Higashi-Nippon Bank”) based on their agreement concerning the consummation of a share transfer by means of a joint share transfer, as follows:

Article 1	(Share Transfer)

Pursuant to this Share Transfer Plan, as of the Incorporation Date (as defined in Article 7) of the wholly-owning parent company (“Holding Company”) to be newly incorporated through a joint share transfer, the Holding Company shall acquire all issued and outstanding shares of Bank of Yokohama and Higashi-Nippon Bank through a share transfer (this “Share Transfer”).

Article 2	(Purpose, Company Name, Location of Head Office and Total Number of Authorized Shares of Holding Company and Other Matters Prescribed in Articles of Incorporation)

1.	The purpose, company name, location of the head office and the total number of authorized shares of the Holding Company shall be as follows:

(1)	Purpose

The purpose of the Holding Company shall be as stated in Article 2 of its Articles of Incorporation set forth as Annex 1.

(2)	Company name

The company name of the Holding Company shall be “Kabushiki Kaisha Concordia Financial Group” which shall be expressed in English as “Concordia Financial Group, Ltd.”

(3)	Location of head office

The Holding Company shall have its head office in Chuo-ku, Tokyo. The location of the head office shall be 7, Nihonbashi 2-chome, Chuo-ku, Tokyo.

(4)	Total number of authorized shares

The total number of shares authorized to be issued by the Holding Company shall be 3,000,000,000.

2.	The matters to be prescribed in the Articles of Incorporation of the Holding Company other than those specified in the preceding paragraph shall be as stated in the Articles of Incorporation set forth as Annex 1.

Article 3	(Names of Directors, Audit & Supervisory Board Members and Accounting Auditor at the Time of Incorporation of the Holding Company)

1.	The names of the directors at the time of the incorporation of the Holding Company shall be as follows:

Director	Tatsumaro Terazawa

Director	Michito Ishii

Director	Yasuyoshi Oya

Director	Kenichi Kawamura

Outside Director	Minoru Morio

Outside Director	Ken Inoue

Outside Director	Yuzo Takagi

2.	The names of the audit & supervisory board members at the time of the incorporation of the Holding Company shall be as follows:

Audit & Supervisory Board Member	Katsunori Amano

Audit & Supervisory Board Member	Yoji Maekawa

Outside Audit & Supervisory Board Member	Kenjiro Noda

Outside Audit & Supervisory Board Member	Mizuho Ogata

Outside Audit & Supervisory Board Member	Keiichiro Hashimoto

3.	The accounting auditor at the time of the incorporation of the Holding Company shall be as follows:

Deloitte Touche Tohmatsu LLC

Article 4	(Shares to be Delivered by the Holding Company through the Share Transfer and Allotment Thereof)

1.	Upon the Share Transfer, the Holding Company shall deliver, to all shareholders of Bank of Yokohama and Higashi-Nippon Bank as of the time immediately before it acquires all issued shares of Bank of Yokohama and Higashi-Nippon Bank (“Reference Time”), in exchange for the shares of common stock of Bank of Yokohama or Higashi-Nippon Bank held by them, shares of the Holding Company (“Shares to be Delivered”) in a number that is equal to the total of (i) the number of issued and outstanding shares of common stock of Bank of Yokohama at the Reference Time multiplied by 1 and (ii) the number of issued and outstanding shares of common stock of Higashi-Nippon Bank at the Reference Time multiplied by 0.541.

2.	The Holding Company shall allot the Shares to be Delivered to be delivered in accordance with the preceding paragraph to Bank of Yokohama’s and Higashi-Nippon Bank’s shareholders as of the Reference Time using the ratio below (the “Share Transfer Ratio”):

(1)	for each shareholder of Bank of Yokohama, 1 share of common stock of the Holding Company shall be allotted for each share of common stock of Bank of Yokohama held by such shareholder

(2)	for each shareholder of Higashi-Nippon Bank, 0.541 share of common stock of the Holding Company shall be allotted for each share of common stock of Higashi-Nippon Bank held by such shareholder

3.	Any fraction of less than one share in the number of shares of common stock of the Holding Company to be delivered to a shareholder of Bank of Yokohama or Higashi-Nippon Bank in the calculation as per the preceding two paragraphs shall be handled in accordance with Article 234 of the Companies Act (Act No. 86 of July 26, 2005 as amended) and other relevant laws and regulations.

Article 5	(Amount of Paid-in Capital and Capital Reserve of the Holding Company)

The amount of stated capital and surplus reserve of the Holding Company as of the Incorporation Date shall be as follows:

(1)	Amount of stated capital	150,000,000,000 yen

(2)	Amount of capital surplus reserve	37,500,000,000 yen

(3)	Amount of earned surplus reserve	0 yen

(4)	Amount of capital surplus	Amount obtained by deducting the total of (1) and (2) above from the amount of change in shareholders’ equity as set forth in Article 52, paragraph (1) of the Ordinance on Accounting of Companies

Article 6	(Stock Acquisition Rights to be Delivered upon the Share Transfer and Allotment Thereof)

1.	Delivery of stock acquisition rights

(1)	Upon the Share Transfer, the Holding Company shall deliver, to all holders of stock acquisition rights of Bank of Yokohama listed in (i) through (viii) of Column 1 below as of the Reference Time, in exchange for the stock acquisition rights of Bank of Yokohama held by them, stock acquisition rights of the Holding Company listed in Column 2 in a number that is equal to the total number of stock acquisition rights of Bank of Yokohama as of the Reference Time.

	Column 1		Column 2
	Name	Terms	Name	Terms
(i)	The Bank of Yokohama, Ltd.	Annex 2	Concordia Financial Group, Ltd.	Annex 3
	5th Series of Stock Acquisition Rights		1st Series of Stock Acquisition Rights

(ii)	The Bank of Yokohama, Ltd.	Annex 4	Concordia Financial Group, Ltd.	Annex 5
	6th Series of Stock Acquisition Rights		2nd Series of Stock Acquisition Rights

(iii)	The Bank of Yokohama, Ltd.	Annex 6	Concordia Financial Group, Ltd.	Annex 7
	7th Series of Stock Acquisition Rights		3rd Series of Stock Acquisition Rights

(iv)	The Bank of Yokohama, Ltd.	Annex 8	Concordia Financial Group, Ltd.	Annex 9
	8th Series of Stock Acquisition Rights		4th Series of Stock Acquisition Rights

(v)	The Bank of Yokohama, Ltd.	Annex 10	Concordia Financial Group, Ltd.	Annex 11
	9th Series of Stock Acquisition Rights		5th Series of Stock Acquisition Rights

(vi)	The Bank of Yokohama, Ltd.	Annex 12	Concordia Financial Group, Ltd.	Annex 13
	10th Series of Stock Acquisition Rights		6th Series of Stock Acquisition Rights

(vii)	The Bank of Yokohama, Ltd.	Annex 14	Concordia Financial Group, Ltd.	Annex 15
	11th Series of Stock Acquisition Rights		7th Series of Stock Acquisition Rights

(viii)	The Bank of Yokohama, Ltd.	Annex 16	Concordia Financial Group, Ltd.	Annex 17
	12th Series of Stock Acquisition Rights		8th Series of Stock Acquisition Rights

(2)	Upon the Share Transfer, the Holding Company shall deliver, to all holders of stock acquisition rights of Higashi-Nippon Bank listed in (i) through (iv) of Column 1 below as of the Reference Time, in exchange for the stock acquisition rights of Higashi-Nippon Bank held by them, stock acquisition rights of the Holding Company listed in Column 2 in a number that is equal to the total number of stock acquisition rights of Higashi-Nippon Bank as of the Reference Time.

	Column 1		Column 2
	Name	Terms	Name	Terms
(i)	The Higashi-Nippon Bank, Limited	Annex 18	Concordia Financial Group, Ltd.	Annex 19
	1st Series of Stock Acquisition Rights		9th Series of Stock Acquisition Rights

(ii)	The Higashi-Nippon Bank, Limited	Annex 20	Concordia Financial Group, Ltd.	Annex 21
	2nd Series of Stock Acquisition Rights		10th Series of Stock Acquisition Rights

(iii)	The Higashi-Nippon Bank, Limited	Annex 22	Concordia Financial Group, Ltd.	Annex 23
	3rd Series of Stock Acquisition Rights		11th Series of Stock Acquisition Rights

(iv)	The Higashi-Nippon Bank, Limited	Annex 24	Concordia Financial Group, Ltd.	Annex 25
	4th Series of Stock Acquisition Rights		12th Series of Stock Acquisition Rights

2.	Allotment of stock acquisition rights

(1)	Upon the Share Transfer, stock acquisition rights of the Holding Company shall be allotted to each holder of stock acquisition rights of Bank of Yokohama as of the Reference Time at the ratio of one (1) stock acquisition right listed in Column 2 for one (1) stock acquisition right listed in (i) through (viii) of Column 1 of the list set forth in item (1) of the preceding paragraph.

(2)	Upon the Share Transfer, stock acquisition rights of the Holding Company shall be allotted to each holder of stock acquisition rights of Higashi-Nippon Bank as of the Reference Time at the ratio of one (1) stock acquisition right listed in Column 2 for one (1) stock acquisition right listed in (i) through (iv) of Column 1 of the list set forth in item (2) of the preceding paragraph.

Article 7	(Incorporation Date of the Holding Company)

The date on which the incorporation of the Holding Company is to be registered (“Incorporation Date”) shall be April 1, 2016; provided, however, that the foregoing date may be changed upon consultation and written agreement between Bank of Yokohama and Higashi-Nippon Bank if necessary in the course of proceeding with the Share Transfer or under other circumstances.

Article 8	(General Meetings of Shareholders for Approval of Share Transfer Plan)

1.	Bank of Yokohama shall convene an extraordinary general meeting of shareholders on December 21, 2015 to call for a resolution to approve this Share Transfer Plan and other matters necessary for the Share Transfer.

2.	Higashi-Nippon Bank shall convene an extraordinary general meeting of shareholders on December 21, 2015 to call for a resolution to approve this Share Transfer Plan and other matters necessary for the Share Transfer.

3.	The date of the extraordinary general meetings of shareholders specified in the preceding two items, in which a resolution to approve this Share Transfer Plan and other matters necessary for the Share Transfer will be called for, may be changed upon consultation and written agreement between Bank of Yokohama and Higashi-Nippon Bank if necessary in the course of proceeding with the Share Transfer or under other circumstances.

Article 9	(Listing of Shares and Administrator of Shareholder Registry)

1.	Bank of Yokohama and Higashi-Nippon Bank shall, upon mutual consultation in good faith, cooperate with each other in carrying out any procedures necessary to cause the common stock to be issued by the Holding Company to be listed on the First Section of the Tokyo Stock Exchange on the Incorporation Date.

2.	The administrator of shareholder registry upon incorporation of the Holding Company shall be Japan Securities Agents, Ltd.

Article 10	(Dividend of Surplus)

1.	In respect of shares of common stock of Bank of Yokohama, Bank of Yokohama may pay (i) a dividend of up to 5.5 yen per share of common stock from its surplus to its shareholders or registered share pledgees whose names are entered or recorded in its final shareholder registry at September 30, 2015 and (ii) a dividend of up to 8.5 yen per share of common stock from its surplus to its shareholders or registered share pledgees whose names are entered or recorded in its final shareholder registry at March 31, 2016.

2.	In respect of shares of common stock of Higashi-Nippon Bank, Higashi-Nippon Bank may pay (i) a dividend of up to 4.0 yen per share of common stock from its surplus to its shareholders or registered share pledgees whose names are entered or recorded in its final shareholder registry at September 30, 2015 and (ii) a dividend of up to 4.0 yen per share of common stock from its surplus to its shareholders or registered share pledgees whose names are entered or recorded in its final shareholder registry at March 31, 2016.

3.	During the period after the preparation of this Share Transfer Plan until the Incorporation Date, except as set forth in the preceding two items, Bank of Yokohama and Higashi-Nippon Bank may not adopt a resolution regarding any dividend of surplus with the record date that is on or prior to the Incorporation Date unless agreed upon between Bank of Yokohama and Higashi-Nippon Bank by mutual consultation in good faith and in writing.

Article 11	(Cancellation of Treasury Stock)

Upon resolutions at the meetings of the respective board of directors held on or before the day preceding the Incorporation Date, Bank of Yokohama and Higashi-Nippon Bank shall cancel all treasury stock held by them as of the Reference Time (including treasury stock to be acquired in response to dissenting shareholders’ demand to purchase shares in connection with the Share Transfer as stipulated in Article 806, paragraph (1) of the Companies Act).

Article 12	(Conduct of Businesses)

1.	During the period from the date of preparation of this Share Transfer Plan until the Incorporation Date, Bank of Yokohama and Higashi-Nippon Bank shall conduct their respective businesses and manage and operate their respective assets with the due care of a good manager, and shall cause their respective subsidiaries (as set forth in Article 8, paragraph (3) of the Ordinance on Terminology, Forms, and Preparation Methods of Financial Statements; hereinafter the same) to conduct their respective businesses and manage and operate their respective assets with due care of a good manager.

2.	During the period from the date of preparation of this Share Transfer Plan until the Incorporation Date, unless otherwise provided for in this Share Transfer Plan, Bank of Yokohama and Higashi-Nippon Bank may only conduct, or cause any of their subsidiaries to conduct, any acts which will clearly have a material impact on the consummation of the Share Transfer or the Share Transfer Ratio (other than the acquisition of treasury stock through market purchases carried out in accordance with performance-based shareholder return policy that has been continuing since before the date of preparation of this Share Transfer Plan) after prior consultation and agreement between Bank of Yokohama and Higashi-Nippon Bank.

Article 13	(Effectiveness of this Share Transfer Plan)

This Share Transfer Plan shall lose its effectiveness (i) if the resolutions concerning the approval of this Share Transfer Plan or other matters necessary for the Share Transfer are not adopted at the shareholders’ meeting of Bank of Yokohama or Higashi-Nippon Bank specified in Article 8, (ii) if approvals from the relevant authorities necessary to consummate the Share Transfer by the Incorporation Date (including authorization from the Prime Minister under Article 52-17, paragraph (1) of the Banking Act) are not obtained, or (iii) if the Share Transfer is cancelled pursuant to the following article.

Article 14	(Change of Terms of Share Transfer and Cancellation of Share Transfer)

In the event of (i) the occurrence or revelation of an existence of any event that would materially adversely affect the assets or business of either Bank of Yokohama or Higashi-Nippon Bank, (ii) the occurrence of any event that would materially impede the consummation of the Share Transfer or its becoming apparent that such an event will occur, or (iii) the attainment of the purpose of this Share Transfer Plan becoming extremely difficult, in each case during the period after the preparation of this Share Transfer Plan until the Incorporation Date, Bank of Yokohama and Higashi-Nippon Bank may change the terms of the Share Transfer or other details of this Share Transfer Plan or cancel the Share Transfer upon mutual consultation in good faith and agreement in writing.

Article 15	(Matters for Consultation)

In addition to matters provided for in this Share Transfer Plan, matters not provided for herein or other matters necessary for the Share Transfer shall be determined upon consultation in good faith and agreement between Bank of Yokohama and Higashi-Nippon Bank in accordance with the purpose of this Share Transfer Plan.

(The remainder of this page intentionally left blank.)

IN WITNESS WHEREOF, Bank of Yokohama and Higashi-Nippon Bank have executed this Share Transfer Plan in duplicate by affixing their names and seals hereto and each has retained one original hereof.

September 8, 2015

Bank of Yokohama:

The Bank of Yokohama, Ltd.

1-1, Minatomirai 3-chome, Nishi-ku, Yokohama-shi

Kanagawa, Japan

Tatsumaro Terazawa, Representative Director and President [seal]

Higashi-Nippon Bank:

The Higashi Nippon Bank, Limited

11-2, Nihonbashi 3-chome, Chuo-ku, Tokyo, Japan

Michito Ishii, Representative Director and President [seal]

Annex 1

Articles of Incorporation of Concordia Financial Group, Ltd.

Chapter I. General Provisions

Article 1 (Company Name)

The Company shall be called “Kabushiki Kaisha Concordia Financial Group,” which shall be expressed in English as “Concordia Financial Group, Ltd.”

Article 2 (Purpose)

The purpose of the Company shall be to engage in the following businesses as a bank holding company:

(1)	Management and operation of banks and other companies that the Company may have as subsidiaries under the Banking Act; and

(2)	Any and all businesses incidental or related to the preceding item.

Article 3 (Location of Head Office)

The head office of the Company shall be located in Chuo-ku, Tokyo.

Article 4 (Organizations)

The Company shall establish the following organizations in addition to a general meeting of shareholders and Directors:

(1)	Board of Directors;

(2)	Audit & Supervisory Board Members;

(3)	Audit & Supervisory Board; and

(4)	Accounting Auditor.

Article 5 (Method of Public Notices)

Public notices by the Company shall be given in the form of electronic public notices, provided, however, that in the event that electronic public notices are not available due to any incident or other unavoidable reasons, public notices shall be issued in the Nihon Keizai Shinbun (the “Nikkei”).

Chapter II. Stock

Article 6 (Total Number of Authorized Shares)

The total number of shares authorized to be issued by the Company shall be three billion (3,000,000,000) shares.

Article 7 (Number of Shares Constituting One Unit)

The number of shares that constitutes one unit shall be one hundred (100) shares.

Article 8 (Rights Regarding Shares Constituting Less than One Unit)

Shareholders of the Company may not exercise rights other than those set forth below in relation to shares constituting less than one unit:

(1)	The rights set forth in each item of Article 189, paragraph (2) of the Companies Act;

(2)	The right to make a claim prescribed in Article 166, paragraph (1) of the Companies Act;

(3)	The right to receive allotment of shares for subscription and allotment of stock acquisition rights for subscription in proportion to the number of shares held by the shareholder; and

(4)	The right to make a demand set forth in the following article.

Article 9 (Additional Purchase for Shares Constituting Less than One Unit)

A holder of shares constituting less than one unit of shares of the Company may demand, pursuant to the Share Handling Regulations, that the Company sell to such holder such number of shares needed, together with the number of shares constituting less than one unit held by such holder, to constitute one unit of shares.

Article 10 (Administrator of Shareholder Registry)

1.	The Company shall have an administrator of shareholder registry for the shares of the Company.

2.	The administrator of shareholder registry and the place of its handling office shall be determined by a resolution of the Board of Directors and shall be announced by a public notice.

3.	The preparation and keeping of the shareholder registry and the stock acquisition rights registry of the Company, as well as other administrative matters with respect to the shareholder registry and the stock acquisition rights registry of the Company, shall be entrusted to the administrator of shareholder registry and shall not be handled by the Company.

Article 11 (Share Handling Regulations)

Handling of shares of the Company shall be governed by applicable laws and regulations, these Articles of Incorporation and the Share Handling Regulations established by the Board of Directors.

Chapter III. General Meeting of Shareholders

Article 12 (Convocation)

The ordinary general meeting of shareholders of the Company shall be convened in June of each year and extraordinary general meeting of shareholders may be convened from time to time whenever necessary.

Article 13 (Record Date for the Ordinary General Meeting of Shareholders)

The record date for voting rights at the ordinary general meeting of shareholders of the Company shall be March 31 of each year.

Article 14 (Person Authorized to Convene the Meeting and Chairman)

1.	The general meeting of shareholders of the Company shall be convened and chaired by Director and President.

2.	If the position of Director and President is vacant or he/she is otherwise unable to perform the role, the general meeting of shareholders shall be convened and chaired by another Director, in an order determined in advance by a resolution of the Board of Directors.

Article 15 (Disclosure of Reference Documents for General Meeting of Shareholders via the Internet and Deemed Provision)

In convening the general meeting of shareholders, the Company may deem that it has provided shareholders with information relating to matters to be stated or indicated in reference documents for the general meeting of shareholders, business reports, and nonconsolidated and consolidated financial statements by disclosing such information through the use of the internet, in accordance with the Ordinance of the Ministry of Justice.

Article 16 (Method of Resolution for Shareholders)

1.	Unless otherwise prescribed by laws and regulations or these Articles of Incorporation, resolutions of shareholders shall be adopted by a majority vote of shareholders present who are entitled to exercise their voting rights.

2.	Resolutions provided for in Article 309, paragraph (2) of the Companies Act shall be adopted by not less than two-thirds (2/3) of all votes of shareholders present and representing not less than one-third (1/3) of all votes of shareholders who are entitled to exercise their voting rights.

Article 17 (Exercise of Voting Rights by Proxy)

1.	A shareholder may exercise voting rights through one (1) proxy who is another shareholder of the Company with voting rights.

2.	The shareholder or the proxy of the preceding paragraph shall submit to the Company at each general meeting of shareholders a document certifying the proxy right.

Chapter IV. Directors and Board of Directors

Article 18 (Number of Directors)

The Company shall have not more than ten (10) Directors.

Article 19 (Election)

1.	Directors of the Company shall be elected by a resolution at a general meeting of shareholders.

2.	Election of a Director shall be determined by a majority vote of shareholders present and representing not less than one-third (1/3) of all votes of shareholders who are entitled to exercise their voting rights.

3.	No cumulative voting shall be used for the election of Directors.

Article 20 (Term of Office)

The term of office of a Director shall be until the conclusion of the ordinary general meeting of shareholders relating to the last business year ending within one (1) year after the election of the Director.

Article 21 (Directors with Special Title)

The Board of Directors may elect one (1) Chairman of the Board of Directors, one (1) President, and several Vice Presidents, Managing Executive Officers and Managing Officers, in each case from among its members and by its resolution.

Article 22 (Representative Director)

The Board of Directors shall elect a Representative Director or Representative Directors by its resolution.

Article 23 (Remunerations)

The Directors’ remuneration, bonuses and other financial benefits that they receive from the Company in consideration of the execution of their duties (collectively, “Remunerations”) shall be determined by a resolution at the general meeting of shareholders.

Article 24 (Agreements Regarding Limitation of Liability with Directors)

Pursuant to the provisions of Article 427, paragraph (1) of the Companies Act, the Company may enter into agreements with Directors (excluding those who are Executive Directors) that limit liability for damages prescribed in Article 423, paragraph (1) of the Companies Act, provided, however, that the maximum amount of liability for damages under such agreements shall be the amount prescribed in applicable laws and regulations.

Article 25 (Convocation of Meetings of the Board of Directors and Chairman)

1.	Notices of convocation for meetings of the Board of Directors shall be sent to each Director and each Audit & Supervisory Board Member at least three (3) days before the date of the meeting.

2.	Meetings of the Board of Directors may be held without following the procedures for convocation if all Directors and all Audit & Supervisory Board Members unanimously consent.

3.	Unless otherwise prescribed by applicable laws and regulations, meetings of the Board of Directors shall be convened and chaired by Director and President. If the position of Director and President is vacant or he/she is otherwise unable to perform the role, meetings of the Board of Directors shall be convened and chaired by another Director, in an order determined in advance by a resolution of the Board of Directors.

Article 26 (Method of Resolution for Directors)

1.	Resolutions of the Board of Directors shall be, unless otherwise prescribed in applicable laws and regulations, adopted by a majority of Directors present at the meeting in which a majority of the Directors who are entitled to participate in the resolution are present.

2.	If all Directors who are entitled to participate in a resolution consent in writing or by electromagnetic record to any proposal in relation to a matter which requires a resolution of the Board of Directors, the Company shall deem that a resolution of the Board of Directors approving such matter was adopted, provided, however, that the foregoing shall not apply if any Audit & Supervisory Board Member expresses an objection to such treatment.

Article 27 (Regulation of the Board of Directors)

Matters concerning the Board of Directors shall be governed by applicable laws and regulations, these Articles of Incorporation and the Regulation of the Board of Directors.

Chapter V. Audit & Supervisory Board Members and Audit & Supervisory Board

Article 28 (Number of Audit & Supervisory Board Members)

The Company shall have not more than five (5) Audit & Supervisory Board Members.

Article 29 (Election)

1.	The Audit & Supervisory Board Members of the Company shall be elected by a resolution at the general meeting of shareholders.

2.	Election of Audit & Supervisory Board Members shall be determined by a majority vote of shareholders present and representing not less than one-third (1/3) of all votes of shareholders who are entitled to exercise their voting rights.

Article 30 (Term of Office)

1.	The term of office of an Audit & Supervisory Board Member shall be until the conclusion of the ordinary general meeting of shareholders relating to the last business year ending within four (4) years after the election of the Audit & Supervisory Board Member.

2.	The term of office of any Audit & Supervisory Board Member elected to fill a vacancy of an Audit & Supervisory Board Member who retired prior to the expiry of his/her term of office shall expire on the day that his/her predecessor’s term of office would have ended.

Article 31 (Standing Audit & Supervisory Board Members)

The Audit & Supervisory Board shall elect Standing Audit & Supervisory Board Members by its resolution.

Article 32 (Remunerations)

The Audit & Supervisory Board Members’ Remunerations shall be determined by a resolution at the general meeting of shareholders.

Article 33 (Agreements Regarding Limitation of Liability with Audit & Supervisory Board Members)

Pursuant to the provisions of Article 427, paragraph (1) of the Companies Act, the Company may enter into agreements with Audit & Supervisory Board Members that limit liability for damages prescribed in Article 423, paragraph (1) of the Companies Act, provided, however, that the maximum amount of liability for damages under such agreements shall be the amount prescribed in applicable laws and regulations.

Article 34 (Convocation of Meetings of the Audit & Supervisory Board)

1.	Notices of convocation for meetings of the Audit & Supervisory Board shall be sent to each Audit & Supervisory Board Member at least three (3) days before the date of the meeting.

2.	Meetings of the Audit & Supervisory Board may be held without following the procedures for convocation if all Audit & Supervisory Board Members unanimously consent.

Article 35 (Regulation of the Audit & Supervisory Board)

Matters concerning the Audit & Supervisory Board shall be governed by applicable laws and regulations, these Articles of Incorporation and the Regulation of the Audit & Supervisory Board.

Chapter VI. Accounting Auditor

Article 36 (Election)

Accounting auditor of the Company shall be elected by a resolution at the general meeting of shareholders.

Article 37 (Term of Office)

1.	The term of office of an accounting auditor shall be until the conclusion of the ordinary general meeting of shareholders relating to the last business year ending within one (1) year after the election of the accounting auditor.

2.	In the absence of any resolution to the contrary at the ordinary general meeting of shareholders mentioned in the preceding paragraph, the accounting auditor shall be deemed to have been reelected at the relevant ordinary general meeting of shareholders.

Chapter VII. Accounting

Article 38 (Business Year)

The business year of the Company shall be one (1) year commencing on April 1 of each year and ending on March 31 of the following year.

Article 39 (Organization Which Determines Dividend from Surplus)

The Company may, unless otherwise prescribed in applicable laws and regulations, determine any dividend from surplus and other matters specified in each item of Article 459, paragraph (1) of the Companies Act by resolution of its Board of Directors.

Article 40 (Record Date for Dividend Payment from Surplus)

1.	The record date for year-end dividends of the Company shall be March 31 of each year.

2.	The record date for interim dividends of the Company shall be September 30 of each year.

3.	In addition to the above, the Company may distribute dividends from surplus by determining the record date.

Article 41 (Limitation in Period of Payment of Dividends)

If the property to be distributed as dividend is cash, the Company shall be relieved from the obligation to pay any dividend that remains unclaimed after the lapse of five (5) years from the date of commencement of payment thereof.

Supplementary Provisions

Article 1 (Initial Remunerations of Directors and Audit & Supervisory Board Members)

1.	Notwithstanding Article 23, the total amount of Remunerations of Directors from the date of incorporation of the Company to the conclusion of the first ordinary general meeting of shareholders shall not exceed 480,000,000 yen per annum (of which Remunerations of Outside Directors shall not exceed 50,000,000 yen per annum).

2.	Notwithstanding Article 32, the total amount of Remunerations of the Audit & Supervisory Board Members from the date of incorporation of the Company to the conclusion of the first ordinary general meeting of shareholders shall not exceed 120,000,000 yen per annum.

3.	Notwithstanding Article 23 and Paragraph 1 of this article, the amount of Remunerations of Directors from the date of incorporation of the Company to the conclusion of the first ordinary general meeting of shareholders that is in the form of stock acquisition rights that are allotted as stock-based compensation shall not exceed 60,000,000 yen per annum. Such stock acquisition rights shall have the following terms:

(i)	Type of stock and number of shares underlying stock acquisition rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock, the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below.

Number of Shares to be Issued after adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

In addition to the above, if it becomes necessary to adjust the Number of Shares to be Issued due to a merger or a split of the Company or other similar reasons, the Company may adjust the Number of Shares to be Issued to a reasonable extent in an appropriate manner.

(ii)	Total number of stock acquisition rights

The total number of stock acquisition rights of the Company to be allotted to Directors (other than Outside Directors) per annum shall not exceed 800.

(iii)	Amount to be paid for stock acquisition rights

Amount to be paid for a stock acquisition right shall be determined by the Board of Directors based on the fair value of the stock acquisition right calculated using the Black-Scholes Model in issuing the stock acquisition right. The right to remuneration from the Company held by a Director who is allotted stock acquisition rights shall be offset against the obligation to pay the amount to be paid for stock acquisition rights.

(iv)	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the amount that is equal to the exercise price of one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

(v)	Period during which stock acquisition rights can be exercised

The period during which stock acquisition rights can be exercised shall be a period determined by the Board of Directors that is within 30 years from the day on which stock acquisition right is allotted.

(vi)	Restrictions on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

(vii)	Conditions for exercise of stock acquisition rights

The Board of Directors of the Company shall determine the conditions of exercise of stock acquisition rights, such as that a holder of stock acquisition rights may only exercise stock acquisition rights in whole during a period from the day following the date on which the holder loses his/her position as either a Director or executive officer of the Company until the final day of the period during which the stock acquisition rights can be exercised.

(viii)	Other terms and conditions of stock acquisition rights

Other terms and conditions of stock acquisition rights shall be determined at the meeting of the Board of Directors at which the subscription terms of the stock acquisition rights are determined.

Article 2 (Acquisition of Treasury Stock)

The Company may acquire treasury stock, through market purchases or otherwise, by a resolution of the Board of Directors pursuant to Article 165, paragraph (2) of the Companies Act.

Article 3 (Interim Dividends)

The Company may, upon resolution of the Board of Directors, distribute interim dividends from its surplus in the form of cash as prescribed by Article 454, paragraph (5) of the Companies Act to its shareholders or registered share pledgees whose names are entered or recorded in its final shareholder registry at September 30, 2016.

Article 4 (Deletion of Supplementary Provisions)

These supplementary provisions shall be deleted at the conclusion of the first ordinary general meeting of shareholders of the Company.

End

3.	Matters Concerning Appropriateness of Matters Provided in Article 773, paragraph (1), items (v) and (vi) of the Companies Act

(1)	Matters concerning shares of the Joint Holding Company to be delivered to the Banks’ shareholders in connection with the Share Transfer and allotment of shares of the Joint Holding Company

The Banks have determined the allotment ratio (“Share Transfer Ratio”) of common shares of the Joint Holding Company to be issued and allotted to the shareholders of the Banks upon establishment of the Joint Holding Company through the Share Transfer as below.

(i) Details of Allotment in the Share Transfer (Share Transfer Ratio)

Company Name	Bank	Higashi-Nippon Bank
Share Transfer Ratio	1	0.541

(Note 1) Share allocation ratio

1 share of common stock of the Joint Holding Company will be allocated and delivered for each share of common stock of the Bank, and 0.541 share of common stock of the Joint Holding Company will be allocated and delivered for each share of common stock of HNB. One unit of shares of common stock of the Joint Holding Company is planned to comprise 100 shares.

If the number of Joint Holding Company shares which will be delivered to a shareholder of the Banks through the Share Transfer includes a fraction of less than one share, the Joint Holding Company will, pursuant to Article 234 of the Companies Act of Japan (“Companies Act”) and other relevant laws and regulations, pay the relevant shareholder a cash amount corresponding to such fractional share.

Changes to the above Share Transfer Ratio may be made during the period from the preparation of the Share Transfer Plan until the date of incorporation of the Joint Holding Company upon consultation between the Banks in the event that matters that cause material adverse effect to financial conditions or business conditions of either the Bank or HNB occur or such matters are found to exist.

(Note 2)	Number of newly issued Joint Holding Company shares to be delivered through the Share Transfer (Scheduled)

Common stock: 1,333,476,193 shares

The above number has been calculated based on the total number of issued and outstanding shares of the Bank (1,254,071,054 shares) and those of HNB (184,673,500 shares) as of June 30, 2015. However, the Banks plan to cancel all of their treasury shares immediately before the Joint Holding Company acquires all of the Banks’ issued and outstanding shares (“Record Time”). Accordingly, treasury shares held by the Bank (16,289,422 shares) and HNB (7,788,913 shares) as of June 30, 2015 have not been included in calculating the above number.

The number of newly issued Joint Holding Company shares to be delivered through the Share Transfer may change if the number of the Banks’ treasury shares as of June 30, 2015 changes before the Record Time due to reasons such as exercise of the right to request purchase of shares by a shareholder of the Bank or HNB.

(Note 3) Treatment of shares constituting less than one unit

The shareholders of the Banks who will hold shares of the Joint Holding Company constituting less than one unit (100 shares) (“Shares Less Than One Unit”) as a result of the Share Transfer may not sell their Shares Less Than One Unit on the Tokyo Stock Exchange or any other financial instruments exchange market. Shareholders of such Shares Less Than One Unit may request the Joint Holding Company to purchase their Shares Less Than One Unit pursuant to the provisions of Article 192, paragraph (1) of the Companies Act. Furthermore, shareholders of such Shares Less Than One Unit may request the Joint Holding Company to sell them the number of shares of common stock that will make up a total of one unit together with the number of Shares Less Than One Unit held by such shareholder pursuant to the provisions of Article 194, paragraph (1) of the Companies Act and the Joint Holding Company’s Articles of Incorporation.

(ii) Basis and Reasons for the Share Transfer Ratio

As described under 1. “Purpose of the Business Integration through the Share Transfer” above, based on the Basic Agreement Concerning Consideration of a Business Integration executed on November 14, 2014 between the Banks, the Banks established the Preparatory Integration Committee and have been discussing and considering consummating the business integration through the incorporation of the Joint Holding Company under a joint share transfer on or around April 2016.

As described in “(iv) Measures to Ensure Fairness” below, the Bank appointed Daiwa Securities Co. Ltd. (“Daiwa”) as an independent third-party financial advisor for the analysis of the Share Transfer Ratio and Mori Hamada & Matsumoto as a legal advisor in order to ensure the fairness to the Bank’s shareholder from a financial point of view of the Share Transfer Ratio and other aspects of the Share Transfer, and commenced deliberations with respect to the transaction. After careful discussions and negotiations with HNB with reference to the financial analysis provided by Daiwa on September 7, 2015 and the legal advice provided by Mori Hamada & Matsumoto, the Bank concluded that it is appropriate to implement the Share Transfer based on the Share Transfer Ratio indicated in “(i) Details of Allotment in the Share Transfer (Share Transfer Ratio)” above.

On the other hand, as described in “(iv) Measures to Ensure Fairness” below, HNB appointed SMBC Nikko Securities Inc. (“SMBC Nikko”) as an independent third-party financial advisor for calculating the Share Transfer Ratio and Nishimura & Asahi as a legal advisor in order to ensure the fairness to HNB’s shareholder from a financial point of view of the Share Transfer Ratio and other aspects of the Share Transfer, and commenced a deliberate review process and discussions with respect to the transaction. After careful discussions and negotiations with the Bank with reference to the financial analysis prepared by SMBC Nikko and the legal advice provided by Nishimura & Asahi, HNB concluded that it is appropriate to implement the Share Transfer with the Share Transfer Ratio indicated in “(i) Details of Allotment in the Share Transfer (Share Transfer Ratio)” above.

As such, the Banks carefully negotiated and discussed the Share Transfer Ratio, comprehensively taking into account factors such as the financial position, assets, and future prospects of each party, based on the due diligence conducted by each bank concerning the other, with each bank making reference to the financial analysis of its financial advisor and the legal advice of its legal advisor. As a result of such negotiations and discussions, each of the Banks concluded in a meeting of its board of directors held on September 8, 2015 that the Share Transfer Ratio is appropriate. Upon the decision thereof, the Banks have agreed to the Share Transfer Ratio for the Share Transfer.

(iii) Calculation

(a) Names of the financial advisors and the relationship with the Banks

Daiwa, financial advisor (independent third-party financial advisor) of the Bank, and SMBC Nikko, financial advisor (independent third-party financial advisor) of HNB, are not related parties of either the Bank or HNB and have no material interests requiring disclosure in regards to the Share Transfer.

(b) Outline of the Calculation

In order to ensure fairness from a financial point of view of the Share Transfer Ratio to their respective shareholders, the Bank retained Daiwa and HNB retained SMBC Nikko as their respective independent third-party financial advisors for calculating and analyzing the Share Transfer Ratio.

As part of its analyses of the Share Transfer Ratio, Daiwa conducted a historical share price analysis because each bank’s shares are listed on the First Section of the Tokyo Stock Exchange and market prices are available for each Bank’s shares, as well as a comparable companies analysis because there are multiple companies that are comparable to each bank and Daiwa could estimate each bank’s share value by comparing the comparable companies. Furthermore, in order to reflect future business activities, Daiwa conducted a dividend discount model (DDM) analysis, which is a method used to analyze the share value by discounting, using cost of capital, the value attributable to the shareholders after taking into account retained earnings and other factors necessary to maintain certain capital structure, which method is used generally for the analysis of financial institutions. The result of each analysis is indicated below. The respective ranges for the Share Transfer Ratio represent the number of common shares of the Joint Holding Company to be allotted for one common share of HNB, assuming that one common share of the Joint Holding Company is allotted for one common share of the Bank.

	Analysis	Range of Share Transfer Ratio
1	Historical Share Price Analysis (Reference Date 1)	0.536 ~ 0.614
2	Historical Share Price Analysis (Reference Date 2)	0.438 ~ 0.463
3	Comparable Companies Analysis	0.397 ~ 0.593
4	DDM Analysis	0.450 ~ 0.605

In the historical share price analysis, Daiwa used September 7, 2015, which was the date of its Share Transfer Ratio Analysis Report, as the Reference Date 1, and October 31, 2014, which was the day immediately prior to the date of media coverage speculating on the Share Transfer, as the Reference Date 2, and used the closing price on each of the Reference Dates and the simple average closing prices for the past 1 month, 3 months, 6 months and 12 months prior to each of the Reference Dates.

For the analysis of the Share Transfer Ratio, Daiwa has, in principle, used material and information provided by each bank and public information as-is. Daiwa has assumed and relied on the accuracy and completeness of all information that Daiwa has reviewed or analyzed, and has not independently verified or assumed any obligation to independently verify the accuracy or completeness of such information. Also, Daiwa has not undertaken an independent evaluation, appraisal or assessment of any of the assets or liabilities (including, but not limited to, financial derivative products, off-balance-sheet assets and liabilities and other contingent liabilities), on an aggregate or individual basis, of the Bank, HNB or any of their respective affiliates, nor have we made any request to a third party for any such valuation, appraisal or assessment. Daiwa has assumed that the business plan of each bank, financial forecasts and other information regarding the future furnished to it by each bank have been prepared according to reasonable procedures, and reflect the best currently available estimates and judgment of the management of the Bank and HNB, and Daiwa has relied on the business plan of each bank, financial forecasts and other information regarding the future without independent verifications of the accuracy, validity or feasibility of such information with the consent of the Bank to do so. Daiwa’s analysis of the Share Transfer Ratio is based upon financial, economic, market and other conditions as they exist as of the date of September 7, 2015. The financial forecast for each of the banks that was the basis for the DDM Analysis did not anticipate a significant increase or decrease in profit.

In calculating the Share Transfer Ratio, SMBC Nikko conducted a historical share price analysis, since each bank’s shares are listed on the First Section of the Tokyo Stock Exchange and market prices are available for each bank’s shares, and conducted a comparable companies analysis, since there are multiple companies that are comparable to each bank. Furthermore, in order to reflect the future cash flows based on the financial forecasts prepared by each bank, SMBC Nikko used Dividend Discount Model (DDM) Analysis and analyzed the value attributable to the shareholders based on the present value of the future cash flows after taking into account internal reserves and other factors necessary to maintain certain capital structure. The result of each analysis is indicated below. The respective ranges for the Share Transfer Ratio represent the number of common shares of the Joint Holding Company to be allotted for one common share of HNB, assuming that one common share of the Joint Holding Company is allotted for one common share of the Bank.

	Approach	Range of Share Transfer Ratio
1	Historical Share Price Analysis	0.536 ~ 0.614
2	Comparable Companies Analysis	0.454 ~ 0.617 (Reference Date share price)
0.451 ~ 0.598 (1-month average share price)
3	DDM Analysis	0.326 ~ 0.629

In the historical share price analysis, SMBC Nikko used September 7, 2015 as the Reference Date and used the closing price on the Reference Date and the simple average closing prices for the past 1 month, 3 months, 6 months, 9 months and 12 months prior to the Reference Date. With respect to the comparable companies analysis, SMBC Nikko conducted the calculations based on the selected companies’ closing prices on the Reference Date and the simple average closing prices for the past 1 month. The financial forecast for each of the Banks that was the basis for the DDM Analysis did not anticipate a significant increase or decrease in profit.

SMBC Nikko’s assumptions and disclaimers for its analysis of the Share Transfer Ratio and its fairness opinion are described in Exhibit 2.

(iv) Measures to Ensure Fairness

In order to ensure fairness of the Share Transfer, the Bank has taken the following measures.

(a)	Obtaining a share transfer ratio analysis report from an independent third-party financial advisor

In order to ensure the fairness to its shareholders from a financial point of view of the Share Transfer Ratio, the Bank appointed Daiwa as a third-party financial advisor as described in Section 3.(ii) above, and obtained its Share Transfer Ratio Analysis Report providing analyses of the Share Transfer Ratio in order to use it as a basis for the agreement of Share Transfer Ratio for the Share Transfer. The Bank conducted negotiations and discussions with HNB with reference to the analyses and advice of Daiwa, its third-party financial advisor, and the board of directors resolved on September 8, 2015 that the Bank will implement the Share Transfer based on the Share Transfer Ratio as described in “3. (i) Details of Allotment in the Share Transfer (Share Transfer Ratio)” above.

The Bank received a written opinion (so-called “fairness opinion”) dated September 7, 2015 from Daiwa to the effect that the Share Transfer Ratio is fair to the Bank’s shareholders from a financial point of view. The assumptions and disclaimers regarding Daiwa’s fairness opinion are described in Exhibit 1.

(b)	Appointment of independent financial advisors

In order to obtain advice on consideration of the business integration between the Banks (“Business Integration”) and other support for the realization of the Business Integration, the Bank appointed the independent third-party financial advisor set forth in (a) above from whom the Bank requested an analysis of the Share Transfer Ratio, as well as UBS Securities Japan Co., Ltd. (“UBS Securities”) as independent financial advisor. The Bank has not obtained any materials calculating the Share Transfer Ratio or a fairness opinion from UBS Securities.

(c)	Advice from independent law firm

In order to ensure the fairness and adequacy of decision making of the board of directors, the Bank obtained legal advice on method and process of its decision making and other procedures relating to the Share Transfer (including legal advice regarding fiduciary duties of directors) from Mori Hamada & Matsumoto as a legal advisor independent of the Banks.

In order to ensure fairness of the Share Transfer, HNB has taken the following measures.

(a)	Obtaining a share transfer ratio analysis report from an independent third-party financial advisor

In order to ensure fairness to its shareholders from a financial point of view of the Share Transfer Ratio, HNB appointed SMBC Nikko as a third-party financial advisor as described in Section 3.(ii) above, and SMBC Nikko conducted financial analysis and calculated the Share Transfer Ratio to be used in the negotiations and discussions with respect to the agreement on an appropriate Share Transfer Ratio. HNB conducted negotiations and discussions with the Bank with reference to the analysis and advice of SMBC Nikko, its third-party financial advisor, and the board of directors resolved on September 8, 2015 that HNB will carry out the Share Transfer using the Share Transfer Ratio as described in Section 3.(i) “Details of Allotment in the Share Transfer (Share Transfer Ratio)” above.

HNB received a written opinion (so-called “fairness opinion”) dated September 8, 2015 from SMBC Nikko to the effect that the Share Transfer Ratio is fair to HNB’s shareholders from a financial point of view. The assumptions and disclaimers for its analysis of the Share Transfer Ratio and its fairness opinion are described in Exhibit 2.

(b)	Appointment of independent financial advisors

In order to obtain advice on consideration of the Business Integration and other support for the realization of the Business Integration, HNB appointed the independent third-party financial advisor set forth in (a) above from whom HNB requested an analysis of the Share Transfer Ratio, as well as Mizuho Securities Co., Ltd. (“Mizuho Securities”) as independent financial advisor. HNB has not obtained any materials calculating the Share Transfer Ratio or a fairness opinion from Mizuho Securities.

(c)	Advice from independent law firm

In order to ensure the fairness and adequacy of decision making of the board of directors, HNB obtained legal advice on method and process of its decision making and other procedures relating to the Share Transfer (including legal advice regarding fiduciary duties of directors) from Nishimura & Asahi as a legal advisor independent of the Banks.

EXHIBIT 1

Assumptions and Disclaimers Regarding Daiwa’s Fairness Opinion

In preparing its opinion that the Share Transfer Ratio agreed by the Bank of Yokohama, Ltd. (“Bank of Yokohama”) and Higashi-Nippon Bank, Ltd. (“Higashi-Nippon Bank”) is fair from a financial point of view to the holders of the common stock of Bank of Yokohama (the “Daiwa Fairness Opinion”), Daiwa has analyzed and reviewed the Share Transfer Ratio. For such analysis and review, Daiwa has, in principle, used as-is material and information provided by Bank of Yokohama and Higashi-Nippon Bank as well as publicly available information. Daiwa has assumed and relied on the accuracy and completeness of all information that Daiwa has reviewed or analyzed, and has not independently verified or assumed any obligation to independently verify the accuracy or completeness of such information. Daiwa has not undertaken an independent evaluation, appraisal or assessment of any of the assets or liabilities (including, but not limited to, financial derivative products, off-balance-sheet assets and liabilities and other contingent liabilities), on an aggregate or individual basis, of Bank of Yokohama, Higashi-Nippon Bank or any of their respective affiliates (where “affiliates” here and hereafter refers to “affiliates” as defined in Article 8(8) of the Ordinance on Terminology, Forms, and Preparation Methods of Financial Statements), nor has Daiwa made any request to a third party for any such valuation, appraisal or assessment. Moreover, in preparing the Daiwa Fairness Opinion, Daiwa has assumed that there are no undisclosed facts (including contingent liabilities and litigation) in the present or future relating to Bank of Yokohama, Higashi-Nippon Bank or any of their respective affiliates that may affect the Daiwa Fairness Opinion. Daiwa has not evaluated the solvency or creditworthiness of Bank of Yokohama, Higashi-Nippon Bank or any of their respective affiliates under any applicable laws relating to bankruptcy, insolvency or similar matters. Daiwa has not conducted any physical inspection of the properties or facilities of Bank of Yokohama, Higashi-Nippon Bank or any of their respective affiliates, nor has Daiwa assumed any obligation to do so. Daiwa understand that Bank of Yokohama’s accounting and legal advisors performed financial and legal due diligence, respectively, on Higashi-Nippon Bank based on the scope of due diligence agreed upon between the respective advisors and Bank of Yokohama. Daiwa has not independently verified such scope or assumed any obligation with respect to such due diligence.

In preparing the Daiwa Fairness Opinion, Daiwa has assumed that the business plans of Bank of Yokohama and Higashi-Nippon Bank, financial forecasts and other information regarding the future furnished to Daiwa by Bank of Yokohama and Higashi-Nippon Bank have been prepared according to reasonable and appropriate procedures, and reflect the best currently available estimates and judgment of the management of Bank of Yokohama and Higashi-Nippon Bank respectively, and, Daiwa has conducted no independent verifications of the accuracy, validity or feasibility of the business plans, nor have Daiwa assumed any obligation or responsibility to do so.

Daiwa has assumed that all assumptions for the preparation of the business plans and financial forecasts are accurate and feasible. Daiwa has conducted no independent verifications of the accuracy or feasibility thereof, nor has Daiwa assumed any obligation to do so. Daiwa has assumed that the plan concerning the share transfer (the “Plan”) will be legally and validly prepared and approved at the general meetings of shareholders of Bank of Yokohama and Higashi-Nippon Bank with terms and conditions substantially the same as those set forth in the draft plan concerning the share transfer (the “Draft Plan”) that Daiwa has reviewed, that the management integration agreement (the “Agreement”) will be properly and validly executed by Bank of Yokohama and Higashi-Nippon Bank with terms and conditions substantially the same as those set forth in the draft agreement concerning the share transfer (the “Draft Agreement”) that Daiwa has reviewed, and that the share transfer will be legally and validly performed and completed pursuant to the terms and conditions of the Plan and the Agreement, without any waiver, revision or amendment of any material terms or conditions thereof. Further, Daiwa has assumed that the share transfer will be legally and validly performed, that the tax effect arising from the share transfer will not be different from the anticipated tax effect provided by Bank of Yokohama and Higashi-Nippon Bank, and that the governmental, regulatory or other consents or approvals necessary for the execution of the share transfer will be obtained without any prejudice to the benefits expected to be brought by share transfer. Therefore, Daiwa has no obligation to conduct the independent verifications thereof. Daiwa has not evaluated the decision of Bank of Yokohama with respect to its execution of the share transfer or the relative merits of the share transfer as compared to any strategic alternatives that may be available to Bank of Yokohama, nor has Daiwa been requested by Bank of Yokohama to do so. Daiwa is not accounting, tax or legal experts and 14 have neither independently reviewed or analyzed nor assumed any obligation to independently review or analyze the legality or validity of any matter regarding the share transfer or the appropriateness of the accounting and tax treatment of any matter regarding the share transfer. Daiwa also has assumed that the anticipated tax effects of the share transfer communicated to Daiwa by Bank of Yokohama will be realized.

The Daiwa Fairness Opinion was prepared solely in order that Daiwa may provide the Board of Directors of Bank of Yokohama with reference information to review the Transfer Ratio at the request of Bank of Yokohama (the “Daiwa Opinion Purpose”). Daiwa, therefore, does not assume any responsibility arising out of or in connection with the use of the Daiwa Fairness Opinion other than for the Daiwa Opinion Purpose. Bank of Yokohama may not cause the Daiwa Fairness Opinion to be disclosed, referred or communicated to any third party, nor to be used for any third party (collectively, “Disclosure”) without Daiwa’s prior written consent. Bank of Yokohama will be also solely responsible for Disclosure with Daiwa’s prior consent, and Daiwa will not be responsible for such Disclosure. Daiwa assumes no liability to any third party other than Bank of Yokohama in connection with the Daiwa Fairness Opinion or the share transfer, as well as arising out of or in connection with the use of the Daiwa Fairness Opinion for purpose other than preparing the Daiwa Fairness Opinion. Moreover, the Daiwa Fairness Opinion does not constitute a recommendation or solicitation to any holders of shares of common stock of Bank of Yokohama as to how such holder of shares should vote on the share transfer (including exercise of the appraisal right of opposing holders of shares), the assignment and receipt of shares of Bank of Yokohama or any other related matters.

The Daiwa Fairness Opinion addresses only the fairness of the Share Transfer Ratio from a financial point of view to the holders of the shares of the common stock of Bank of Yokohama, and Bank of Yokohama has not asked Daiwa to address, and the Daiwa Fairness Opinion does not address, the fairness to, or any other consideration of, any third party other than the holders of shares of common stock of Bank of Yokohama. Daiwa does not provide any opinion on any premise or assumption upon which the determination of the Share Transfer Ratio was based or the underlying business decision of Bank of Yokohama to proceed with the share transfer. Daiwa is also not expressing any opinion as to the prices at which the shares of common stock of Bank of Yokohama, Higashi-Nippon Bank or the joint holding company will be traded at any time after the date of this opinion. In addition, Daiwa expresses no opinion with respect to the fairness of the amount or nature of any compensation to be received in relation to the Share Transfer Ratio by any officers, directors, employees or any similar such persons involved in the share transfer.

The Daiwa Fairness Opinion is based on financial information prepared in accordance with accounting principles generally accepted in Japan, and did not take into consideration any possible difference in such financial information if prepared under international financial reporting standards. The Daiwa Fairness Opinion is also based upon financial, economic, market and other conditions as they exist as of the date of the Daiwa Fairness Opinion, and relies on information made available to Daiwa by the date of the Daiwa Fairness Opinion. However, some materials and information used for the calculation were made at a different point in time because Daiwa has a restriction of materials and information available. Additionally, although the Daiwa Fairness Opinion may be affected by future changes in conditions, Daiwa does not assume any obligation to revise, change, renew, supplement or reaffirm the Daiwa Fairness Opinion.

EXHIBIT 2

Assumptions, etc. of SMBC Nikko’s Analyses and Fairness Opinion

SMBC Nikko has acted as financial advisor to The Higashi-Nippon Bank, Limited (“HNB”) in connection with the joint share transfer based on the business integration agreement by and between HNB and The Bank of Yokohama Ltd. (“BOY”). SMBC Nikko will receive a fee for its services, a portion of which is contingent upon consummation of the share transfer and HNB has also agreed to indemnify SMBC Nikko for certain liabilities arising out of its engagement. In the two year period prior to the date of SMBC Nikko’s Fairness Opinion, SMBC Nikko and its affiliates (such affiliates as defined in Article 8, paragraph (8) of the Ordinance on the Terminology, Forms, and Preparation Methods of Financial Statements, etc. (Ordinance of the Ministry of Finance No. 59 of November 27, 1963)) have provided certain investment banking and other financial services to HNB and BOY and their respective affiliates unrelated to the proposed share transfer, for which SMBC Nikko and its affiliates received compensation. In the ordinary course of business, SMBC Nikko and its affiliates may hold or trade, for their own accounts and the accounts of their customers, securities of HNB and BOY and their respective affiliates and, accordingly, may at any time hold a long or short position in such securities. The issuance of SMBC Nikko’s Fairness Opinion was approved by an authorized committee in accordance with its internal policies and procedures. The foregoing summary is not a complete description of all analyses performed and factors considered by SMBC Nikko in connection with its Fairness Opinion. The preparation of a financial opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. SMBC Nikko believes that its analyses, a portion of which are summarized above, must be considered as a whole and that selecting portions of its analyses or focusing on information presented in tabular format could create an incomplete view of the processes underlying SMBC Nikko’s analyses and opinion. SMBC Nikko did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion, but rather arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole.

SMBC Nikko’s Fairness Opinion is limited to the fairness of the Stock Transfer Ratio, from a financial point of view, to HNB’s shareholders. SMBC Nikko’s Fairness Opinion does not address any other terms of the Share Transfer or the business integration agreement or any other agreements or arrangements contemplated by or entered into in connection with the Share Transfer. SMBC Nikko expresses no opinion as to the fairness of the Share Transfer to the holders of any other class of securities, creditors or other constituencies of HNB or any other party. SMBC Nikko also expresses no opinion as to the price at which the common stock of HNB or BOY trades before the Share Transfer or that of HNB, BOY or the Joint Holding Company will trade after the consummation of the Share Transfer. SMBC Nikko expresses no view as to the assumptions or hypotheses on which Stock Transfer Ratio is based and its opinion does not address HNB’s underlying business decision to enter into the Share Transfer, nor address the relative merits of the Share Transfer in comparison to other structure or transactions that might be available to HNB. SMBC Nikko did not solicit indications of interest or proposals from third parties in relation to the Share Transfer. In addition, SMBC Nikko expresses no opinion or recommendation as to how the HNB shareholders should vote or take any action in connection with the Share Transfer. SMBC Nikko expresses no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Share Transfer, or any class of such persons, relative to the consideration to be paid to HNB shareholders or BOY shareholders in the Share Transfer or with respect to the fairness of any such compensation.

In rendering SMBC Nikko’s Opinion, SMBC Nikko assumed, with the consent of HNB, that (i) the final executed form of the agreements would not differ in any material respect from the drafts that SMBC Nikko reviewed, (ii) all material governmental, regulatory or other consents and approvals necessary for the consummation of the Share Transfer will be obtained without any adverse effect on HNB or BOY or on the contemplated benefits of the Share Transfer, (iii) the Share Transfer will be consummated on the terms set forth in the agreements and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to SMBC Nikko’s analysis or its Fairness Opinion.

In connection with the review of SMBC Nikko, with the consent of the HNB Board of Directors, SMBC Nikko assumed and relied upon, without independent verification, the accuracy or completeness of all information that was publicly available or was furnished to or discussed with us by HNB and BOY or otherwise reviewed by or for SMBC Nikko. SMBC Nikko assumes no responsibility or liability with respect to the accuracy or completeness of such information. SMBC Nikko has assumed that there is no undisclosed information which would materially affect its analysis and that the representations and 16 warranties made by HNB and BOY in the agreements are and will be true and correct in all respects material to SMBC Nikko analysis. SMBC Nikko has not conducted or been provided with any valuation or appraisal of any assets or liabilities of HNB, BOY or their respective affiliates, nor has SMBC Nikko evaluated the solvency of HNB, BOY or their respective affiliates under any laws relating to bankruptcy, insolvency or similar matters. SMBC Nikko has assumed with HNB’s consent that (i) the financial projections and other forward-looking information (including operating synergies) provided to SMBC Nikko have been reasonably prepared or provided based on assumptions that reflect the best currently available estimates and judgments by the management of HNB and BOY, respectively, as to the future financial performance of each of the respective companies and (ii) the financial projections of each of HNB and BOY will be achieved at the times and in the amounts projected. SMBC Nikko expresses no view as to such analyses, projections or the assumptions on which they are based.

SMBC Nikko’s Fairness Opinion is based on financial information that has been prepared in accordance with generally accepted accounting principles in Japan (“Japanese GAAP”). SMBC Nikko has not reviewed the financial information prepared by HNB or BOY in accordance with the International Financial Reporting Standards (“IFRS”) for the purpose of its analysis, and has not taken into account the differences between Japanese GAAP and IFRS in its analysis. SMBC Nikko has assumed with HNB’s consent that the Share Transfer will qualify as a tax-free reorganization for Japanese income tax and Japanese corporate tax purposes for both HNB and BOY, and their respective shareholders. SMBC Nikko’s Fairness Opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information available to SMBC Nikko as of, the date of SMBC Nikko’s Fairness Opinion.

(2)	Matters Concerning Amount of Paid-in Capital and Capital Reserve of the Joint Holding Company

The Bank and HNB have determined that the amount of stated capital and surplus reserve of the Joint Holding Company as of the incorporation date shall be as follows:

(1) Amount of stated capital	150,000,000,000 yen
(2) Amount of capital surplus reserve	37,500,000,000 yen
(3) Amount of earned surplus reserve	0 yen

The above amount of stated capital and surplus reserve have been determined, within the extent set forth in Article 52 of the Ordinance on Company Accounting, by comprehensively taking into account the size and other various circumstances of the Joint Holding Company and through discussion of the Bank and HNB.

4.	Matters Concerning Appropriateness of Matters Provided in Article 773, paragraph (1), items (ix) and (x) of the Companies Act

1.	Upon the Share Transfer, the Joint Holding Company shall allot and deliver, to all holders of stock acquisition rights of the Bank and HNB listed in (i) through (xii) of Column 1 below as of the reference time, in exchange for the stock acquisition rights of the Bank and HNB held by them, stock acquisition rights of the Joint Holding Company listed in Column 2 in a number that is equal to the total number of stock acquisition rights of the Bank and HNB as of the reference time, subject to the terms of the stock acquisition rights and the Share Transfer Ratio.

	Column 1		Column 2
	Name	Terms	Name	Terms
(i)	The Bank of Yokohama, Ltd. 5th Series of Stock Acquisition Rights	Share Transfer Plan Annex 2	Concordia Financial Group, Ltd. 1st Series of Stock Acquisition Rights	Share Transfer Plan Annex 3

(ii)	The Bank of Yokohama, Ltd. 6th Series of Stock Acquisition Rights	Share Transfer Plan Annex 4	Concordia Financial Group, Ltd. 2nd Series of Stock Acquisition Rights	Share Transfer Plan Annex 5

(iii)	The Bank of Yokohama, Ltd. 7th Series of Stock Acquisition Rights	Share Transfer Plan Annex 6	Concordia Financial Group, Ltd. 3rd Series of Stock Acquisition Rights	Share Transfer Plan Annex 7

(iv)	The Bank of Yokohama, Ltd. 8th Series of Stock Acquisition Rights	Share Transfer Plan Annex 8	Concordia Financial Group, Ltd. 4th Series of Stock Acquisition Rights	Share Transfer Plan Annex 9

(v)	The Bank of Yokohama, Ltd. 9th Series of Stock Acquisition Rights	Share Transfer Plan Annex 10	Concordia Financial Group, Ltd. 5th Series of Stock Acquisition Rights	Share Transfer Plan Annex 11

(vi)	The Bank of Yokohama, Ltd. 10th Series of Stock Acquisition Rights	Share Transfer Plan Annex 12	Concordia Financial Group, Ltd. 6th Series of Stock Acquisition Rights	Share Transfer Plan Annex 13

(vii)	The Bank of Yokohama, Ltd. 11th Series of Stock Acquisition Rights	Share Transfer Plan Annex 14	Concordia Financial Group, Ltd. 7th Series of Stock Acquisition Rights	Share Transfer Plan Annex 15

(viii)	The Bank of Yokohama, Ltd. 12th Series of Stock Acquisition Rights	Share Transfer Plan Annex 16	Concordia Financial Group, Ltd. 8th Series of Stock Acquisition Rights	Share Transfer Plan Annex 17

(ix)	The Higashi-Nippon Bank, Limited 1st Series of Stock Acquisition Rights	Share Transfer Plan Annex 18	Concordia Financial Group, Ltd. 9th Series of Stock Acquisition Rights	Share Transfer Plan Annex 19

	Column 1		Column 2
	Name	Terms	Name	Terms
(x)	The Higashi-Nippon Bank, Limited 2nd Series of Stock Acquisition Rights	Share Transfer Plan Annex 20	Concordia Financial Group, Ltd. 10th Series of Stock Acquisition Rights	Share Transfer Plan Annex 21

(xi)	The Higashi-Nippon Bank, Limited 3rd Series of Stock Acquisition Rights	Share Transfer Plan Annex 22	Concordia Financial Group, Ltd. 11th Series of Stock Acquisition Rights	Share Transfer Plan Annex 23

(xii)	The Higashi-Nippon Bank, Limited 4th Series of Stock Acquisition Rights	Share Transfer Plan Annex 24	Concordia Financial Group, Ltd. 12th Series of Stock Acquisition Rights	Share Transfer Plan Annex 25

(Note)	Annexes specified in each column for Terms indicate Annexes to the Share Transfer Plan (copy), which are included in the “Reference Materials for the Extraordinary General Meeting of Shareholders <Supplementary Volume>.”

5.	Matters Concerning HNB

(1)	Details of the Financial Statements regarding the Most Recent Fiscal Year (ended March 31, 2015)

The financial statements of HNB for the fiscal year ended March 31, 2015 are as described in the Business Report of HNB that is posted on our website (http://www.boy.co.jp/shareholder/stock/sokai.html – Japanese only) and are not attached to the Reference Materials for the Extraordinary General Meeting of Shareholders.

(2)	Matters that may cause significant effect to the status of company property which occurred after the ending date of the most recent fiscal year

None.

6.	Details of the Matters That May Cause Significant Effect to the Status of Company Property which Occurred after the Ending Date of the Most Recent Fiscal Year

None.

7.	Matters set forth in Article 74 of the Ordinance for Enforcement of the Companies Act with respect to the Director Candidates of the Joint Holding Company (Name, Date of Birth, Brief Personal Profile and Other Matters with respect to the Director Candidates)

The Director candidates of the Joint Holding Company are as follows.

Name (Date of Birth)	Brief personal profile (Position and principal duty and important concurrent positions)		(1) Number of the Bank shares owned (2) Number of Higashi-Nippon Bank shares owned (3) Number of the Joint Holding Company shares to be allotted
Tatsumaro Terazawa (February 25, 1947)	July 1971	Joined the Ministry of Finance	(1) 124,000 shares (2) – shares (3) 124,000 shares
	July 2003	Became Commissioner, National Tax Agency
	July 2004	Retired as Commissioner, National Tax Agency
	July 2004	Became Deputy President, Urban Renaissance Agency (Incorporated Administrative Agency)
	July 2007	Retired as Deputy President, Urban Renaissance Agency
	July 2007	Became Japanese Ambassador Extraordinary and Plenipotentiary to Columbia
	October 2010	Retired as Japanese Ambassador Extraordinary and Plenipotentiary to Columbia
	June 2011	Joined Bank of Yokohama as Representative Director and President (current position)
	June 2015	Became Chairman of the Regional Banks Association of Japan (current position)

Michito Ishii (December 11, 1951)	April 1974	Joined the Ministry of Finance	(1) – shares (2) 54,000 shares (3) 29,214 shares
	July 2008	Became Commissioner, National Tax Agency
	July 2009	Retired as Commissioner, National Tax Agency
	August 2009	Became senior fellow (adjunct), Research Institute of Economy, Trade and Industry
	June 2010	Joined Higashi-Nippon Bank as Representative Director and Vice President
	April 2011	Became Representative Director and President, Higashi-Nippon Bank (current position)

Yasuyoshi Oya (April 19, 1962)	April 1985	Joined Bank of Yokohama	(1) 12,000 shares (2) – shares (3) 12,000 shares
	August 2008	Became General Manager, Operations Planning and Administration Department of Bank of Yokohama
	April 2010	Became General Manager, Risk Management Department of Bank of Yokohama
	May 2011	Became Executive Officer and General Manager, Corporate Planning Department of Bank of Yokohama
	June 2012	Became Director and Executive Officer and General Manager, Corporate Planning Department of Bank of Yokohama

Name (Date of Birth)	Brief personal profile (Position and principal duty and important concurrent positions)		(1) Number of the Bank shares owned (2) Number of Higashi-Nippon Bank shares owned (3) Number of the Joint Holding Company shares to be allotted
	April 2013	Became Director and Executive Officer and General Manager, Corporate Planning Department of Bank of Yokohama and Senior Deputy General Manager, Brand Strategy Department of Bank of Yokohama
	April 2014	Became Director and Managing Executive Officer of Bank of Yokohama and Senior Deputy General Manager, Brand Strategy Department of Bank of Yokohama
	April 2015	Became Representative Director and Managing Executive Officer and General Manager, Business Department Headquarters of Bank of Yokohama in charge of Brand & CSR Strategy Department, Block & Branch Support Department, Operations Planning and Administration Department, Business Planning Department and General Manager, Brand & CSR Strategy Department of Bank of Yokohama in charge of overall management of Block Business Headquarters (current position)

Kenichi Kawamura (August 11, 1959)	April 1982	Joined Bank of Yokohama	(1) 6,000 shares (2) – shares (3) 6,000 shares
	June 2005	Became General Manager, Risk Management Office of Bank of Yokohama
	April 2007	Became General Manager, Credit Department of Bank of Yokohama
	April 2009	Became General Manager, Tsunashima Branch, and Tsunashima Area Manager of Bank of Yokohama
	April 2010	Became General Manager, Internal Audit Department of Bank of Yokohama
	May 2011	Became General Manager, Risk Management Department of Bank of Yokohama
	May 2012	Became Executive Officer and General Manager, Risk Management Department of Bank of Yokohama
	April 2013	Became Executive Officer of Bank of Yokohama
	June 2013	Became Director and Executive Officer of Bank of Yokohama
	April 2015	Became Director and Managing Executive Officer of Bank of Yokohama in charge of Corporate Planning Department, IT Planning and Administration Department (current position)

Minoru Morio (May 20, 1939)	April 1963	Joined Sony Corporation	(1) 14,000 shares (2) – shares (3) 14,000 shares
	June 1988	Became Director of Sony Corporation

Name (Date of Birth)	Brief personal profile (Position and principal duty and important concurrent positions)		(1) Number of the Bank shares owned (2) Number of Higashi-Nippon Bank shares owned (3) Number of the Joint Holding Company shares to be allotted
	June 1990	Became Senior Managing Director of Sony Corporation
	June 1993	Became Director and Executive Deputy President of Sony Corporation
	June 2000	Became Director and Vice Chairman of Sony Corporation
	June 2001	Became Director of Oki Electric Industry Co., Ltd.
	June 2003	Became Director, Vice Chairman and Corporate Executive Officer of Sony Corporation
	June 2010	Retired as Director of Oki Electric Industry Co., Ltd.
	June 2013	Became Director of Bank of Yokohama (current position)
	June 2015	Became Director of Oki Electric Industry Co., Ltd. (current position)

Ken Inoue (January 7, 1948)	April 1970	Joined the Bank of Japan	(1) – shares (2) 1,000 shares (3) 541 shares
	May 1998	Chief of Personnel Bureau of the Bank of Japan
	June 2000	Managing Director of the Regional Banks Association of Japan
	June 2012	Director of Higashi-Nippon Bank (current position)

Yuzo Takagi (April 8, 1951)	April 1974	Joined Chuo Audit Corporation	(1) – shares (2) – shares (3) – shares
	June 1988	Became Partner of Chuo Audit Corporation
	October 2006	Became Representative Officer of Takagi Accounting Office (current position)
	December 2006	Became President and Partner of Audit Corporation GODAI (current position)
	June 2007	Became Audit & Supervisory Board Member of GENKI SUSHI CO., LTD. (current position)
	June 2007	Became Audit & Supervisory Board Member of Softfront Co., Ltd. (current position)
	June 2011	Became Audit & Supervisory Board Member of GOURMET KINEYA CO., LTD. (current position)
	June 2015	Became Director of Bank of Yokohama (current position)

(Notes)

1.      The number of the Bank or Higashi-Nippon Bank shares owned is based on the shareholding status as of September 30, 2015. The number of Joint Holding Company shares to be allotted is based on such shareholding status after taking the share transfer ratio into account. Accordingly, the number of Joint Holding Company shares to be actually allotted is subject to change in accordance with the shareholding status immediately before the incorporation date of the Joint Holding Company.

2. No special interests exist between the Bank or Higashi-Nippon Bank, and the Director candidates. No special interests will exist between the Joint Holding Company and the candidates.

3. Minoru Morio, Ken Inoue and Yuzo Takagi are candidates for Outside Directors.

4.      Once Minoru Morio, Ken Inoue and Yuzo Takagi are appointed as Outside Directors, the Joint Holding Company plans to report them to the Tokyo Stock Exchange as being independent directors who have no potential conflict of interests with ordinary shareholders. Note that Minoru Morio once was an executive officer at Sony Corporation. With regard to the business relationship between Sony Corporation and Bank of Yokohama in the fiscal year ended March 31, 2015, the percentage of net sales arising from transactions with Bank of Yokohama of consolidated net sales of Sony Corporation and the percentage of gross operating income arising from transactions with Sony Corporation of consolidated gross operating income of Bank of Yokohama are both less than 1%. Moreover, more than 10 years have passed since he was an executive officer at Sony Corporation. Accordingly, Minoru Morio possesses adequate independence.

5. Reasons for selecting the candidates for Directors other than Outside Directors

(1)    Tatsumaro Terazawa possesses substantial experience and deep insight as he has served as an official responsible for fiscal and financial policies and a Japanese ambassador extraordinary and plenipotentiary. He has been the Representative Director and President of Bank of Yokohama since June 2011, and has been appropriately performing his duties and responsibilities. We have determined that he will be able to contribute to the operations of the Joint Holding Company by utilizing his experience and insight, and thus nominated him as a candidate for a Director.

(2)    Michito Ishii possesses substantial experience and deep insight as he has served as an official responsible for fiscal and financial policies. He has been the Representative Director and President of Higashi-Nippon Bank since April 2011, and has been appropriately performing his duties and responsibilities. We have determined that he will be able to contribute to the operations of the Joint Holding Company by utilizing his experience and insight, and thus nominated him as a candidate for a Director.

(3)    Yasuyoshi Oya possesses substantial experience and is knowledgeable about the banking business, having been engaged in the corporate planning division and other divisions such as risk management, administration and IT divisions. He has been a Director of Bank of Yokohama since June 2012 and Representative Director since April 2015, and has been appropriately performing his duties and responsibilities. We have determined that he will be able to contribute to the operations of the Joint Holding Company by utilizing his experience and insight, and thus nominated him as a candidate for a Director.

(4)    Kenichi Kawamura possesses substantial experience and is knowledgeable about the banking business, having been engaged in the risk management division and other divisions such as credit and internal audit divisions. He has been a Director of Bank of Yokohama since June 2013, and has been appropriately performing his duties and responsibilities. We have determined that he will be able to contribute to the operations of the Joint Holding Company by utilizing his experience and insight, and thus nominated him as a candidate for a Director.

6. Reasons for selecting the candidates for Outside Directors

(1)    Minoru Morio has served, among other things, as Director and Executive Deputy President, as Director and Vice Chairman and as Director and Vice Chairman and Corporate Executive Officer of Sony Corporation. Accordingly he possesses substantial experience and deep insight as a corporate executive. We have nominated him as a candidate for an Outside Director in order for us to utilize his experience and insight in the Joint Holding Company’s operations.

(2) Ken Inoue possesses substantial experience and deep insight at financial institutions, having held key posts at the Bank of Japan and served as the Managing Director of the Regional

Banks Association of Japan. We have nominated him as a candidate for an Outside Director in order for us to utilize his experience and insight in the Joint Holding Company’s operations.

(3)    Yuzo Takagi possesses substantial experience and deep insight as a certified public accountant, having had years of experience as a partner of an auditing firm, among other things. We have nominated him as a candidate for an Outside Director in order for us to utilize his experience and insight in the Joint Holding Company’s operations.

7. Limited liability agreement with Outside Directors

In the event Minoru Morio, Ken Inoue and Yuzo Takagi are elected as Directors, the Joint Holding Company will execute an agreement with each of them to the effect that with respect to the responsibilities stipulated in Paragraph 1, Article 423 of the Companies Act, Outside Directors shall be liable for damages within the minimum amount of liability stipulated in Paragraph 1, Article 425 of the Companies Act provided that the duties were executed in good faith and without gross negligence.

8.	Matters stipulated by Article 76 of the Ordinance for Enforcement of the Companies Act with respect to the Audit & Supervisory Board Member Candidates of the Joint Holding Company (Name, Date of Birth, Brief Personal Profile and Other Matters with respect to the Audit & Supervisory Board Member Candidates)

The Audit & Supervisory Board Member candidates of the Joint Holding Company are as follows.

Name (Date of Birth)	Brief personal profile (Position and principal duty and important concurrent positions)		(1) Number of the Bank shares owned (2) Number of Higashi- Nippon Bank shares owned (3) Number of the Joint Holding Company shares to be allotted
Katsunori Amano (May 31, 1957)	April 1980	Joined Bank of Yokohama	(1) 47,100 shares (2) – shares (3) 47,100 shares
	April 2006	Became General Manager, Direct Sales Department of Bank of Yokohama
	April 2007	Senior Deputy General Manager, Sales Strategy Division of Bank of Yokohama
	April 2008	Became Executive Officer and General Manager, Fujisawa Central Branch, and General Manager, Shonan/Odawara Block Sales Division of Bank of Yokohama
	June 2011	Became Full-time Audit & Supervisory Board Member of Bank of Yokohama
	June 2015	Became Advisor of Bank of Yokohama (current position)

Yoji Maekawa (June 23, 1959)	April 1984	Joined Bank of Yokohama	(1) 11,284 shares (2) – shares (3) 11,284 shares
	June 2003	Became Manager, Accounting Office, Corporate Planning Department of Bank of Yokohama
	February 2014	Became Senior Manager, Accounting Office, Corporate Planning Department of Bank of Yokohama
	July 2015	Became Senior General Manager, Accounting Office, Corporate Planning Department of Bank of Yokohama (current position)

Name (Date of Birth)	Brief personal profile (Position and principal duty and important concurrent positions)		(1) Number of the Bank shares owned (2) Number of Higashi- Nippon Bank shares owned (3) Number of the Joint Holding Company shares to be allotted
Kenjiro Noda (April 4, 1946)	July 1969	Joined Sumitomo Bank, Limited	(1) – shares (2) – shares (3) – shares
	June 1996	Became Director of Sumitomo Bank, Limited
	May 2000	Became Managing Executive Officer of Sumitomo Bank, Limited
	June 2000	Became Managing Director and Managing Executive Officer of Sumitomo Bank, Limited
	April 2001	Became Managing Director and Managing Executive Officer of Sumitomo Mitsui Banking Corporation
	June 2003	Became Deputy President and Representative Director of Daiwa Securities SMBC Co. Ltd.
	June 2004	Became Deputy President and Representative Director of Daiwa Securities SMBC Co. Ltd., and Executive Officer/Deputy President of Daiwa Securities Group Inc.
	July 2007	Became Director and Chairman of ING Life Insurance Company, Ltd. (currently, NN Life Insurance Company, Ltd.) (current position)

Mizuho Ogata (March 6, 1947)	October 1976	Joined Okouchi Real Estate Appraisal Corporation	(1) 5,000 shares (2) – shares (3) 5,000 shares
	January 1983	Became Representative Director of Ogata Real Estate Appraisal Corporation (current position)
	June 2011	Became President of Japan Association of Real Estate Appraisers

Keiichiro Hashimoto (October 20, 1951)	April 1974	Joined Mitsubishi Bank, Ltd.	(1) – shares (2) – shares (3) – shares
	June 2001	Became General Manager of the Global Business Department of Bank of Tokyo-Mitsubishi, Ltd.
	June 2003	Became Representative Director, Executive Vice President and Chief Financial Officer of Mitsubishi Motors Corporation
	June 2005	Became Senior Managing Director of Sega Sammy Holdings Inc.
	June 2010	Became Representative Director, Chairman and President of Metropolitan Expressway Company Limited
	October 2012	Became Audit & Supervisory Board Member of Bit-isle Inc. (current position)
	June 2014	Representative Director, Deputy President and COO of Shioya Tochi Co., Ltd. (current position)
	June 2015	Became Audit & Supervisory Board Member of Higashi-Nippon Bank (current position)

(Notes)

1.      The number of the Bank or Higashi-Nippon Bank shares owned is based on the shareholding status as of September 30, 2015. The number of the Joint Holding Company shares to be allotted is based on such shareholding status after taking the share transfer ratio into account. Accordingly, the number of the Joint Holding Company shares to be actually allotted is subject to change in accordance with the shareholding status immediately before the incorporation date of the Joint Holding Company.

2.      No special interests exist between the Bank or Higashi-Nippon Bank, and the Audit & Supervisory Board Member candidates. No special interests will exist between the Joint Holding Company and the Audit & Supervisory Board Member candidates.

3. Kenjiro Noda, Mizuho Ogata and Keiichiro Hashimoto are candidates for Outside Audit & Supervisory Board Members.

4.      Once Kenjiro Noda, Mizuho Ogata and Keiichiro Hashimoto are appointed as Audit & Supervisory Board Members, the Joint Holding Company plans to report them to the Tokyo Stock Exchange as being independent officers who have no potential conflict of interests with ordinary shareholders.

5. Reasons for selecting the candidates for Audit & Supervisory Board Members other than Outside Audit & Supervisory Board Members

(1)    Katsunori Amano possesses substantial experience and is knowledgeable about the banking business, having served as General Manager of a branch and having been engaged in divisions such as corporate planning and business divisions. He also served as an Audit & Supervisory Board Member of Bank of Yokohama from June 2011 to June 2015. We have determined that he will be able to contribute to the operations of the Joint Holding Company by utilizing his experience and insight, and thus nominated him as a candidate for an Audit & Supervisory Board Member.

(2)    Yoji Maekawa possesses substantial experience and is knowledgeable about the banking business, having been engaged in finance and accounting duties as Accounting Office Manager for many years. We have determined that he will be able to contribute to the operations of the Joint Holding Company by utilizing his experience and insight, and thus nominated him as a candidate for an Audit & Supervisory Board Member.

6. Reasons for selecting the candidates for Outside Audit & Supervisory Board Member

(1)    Kenjiro Noda possesses substantial experience and deep insight as a manager of a financial institution, having served as Managing Director and Managing Executive Officer of Sumitomo Mitsui Banking Corporation. He has also served as Deputy President and Representative Director of Daiwa Securities SMBC Co. Ltd. We have nominated him as a candidate for an Outside Audit & Supervisory Board Member so that he will be able to contribute to the operations of the Joint Holding Company as Outside Audit & Supervisory Board Member by utilizing his experience and insight.

(2)    Mizuho Ogata possesses substantial experience and deep insight as real estate appraiser and representative of a corporation, having had years of experience as Representative Director of a real estate appraisal firm. She has also served as President of Japan Association of Real Estate Appraisers. We have nominated her as a candidate for an Outside Audit & Supervisory Board Member so that she will be able to contribute to the operations of the Joint Holding Company as Outside Audit & Supervisory Board Member by utilizing her experience and insight.

(3)    Keiichiro Hashimoto has held key posts at the Bank of Tokyo-Mitsubishi, Ltd. He has also served as Representative Director, Executive Vice President and Chief Financial Officer of Mitsubishi Motors Corporation and Representative Director, Chairman and President of

Metropolitan Expressway Company Limited. Accordingly he possesses substantial experience and deep insight as executive at a bank and corporate executive. We have nominated him as a candidate for an Outside Audit & Supervisory Board Member so that he will be able to contribute to the operation of the Joint Holding Company as Outside Audit & Supervisory Board Member by utilizing his experience and insight.

7. Limited liability agreement with Outside Audit & Supervisory Board Members

In the event Kenjiro Noda, Mizuho Ogata and Keiichiro Hashimoto are elected as Audit & Supervisory Board Members, the Joint Holding Company will execute an agreement with each of them to the effect that with respect to the responsibilities stipulated in Paragraph 1, Article 423 of the Companies Act, Outside Audit & Supervisory Board Members shall be liable for damages within the minimum amount of liability stipulated in Paragraph 1, Article 425 of the Companies Act provided that the duties were executed in good faith and without gross negligence.

9.	Matters Stipulated by Article 77 of the Ordinance for Enforcement of the Companies Act with respect to the Accounting Auditor Candidate of the Joint Holding Company

The Accounting Auditor candidate of the Joint Holding Company is as follows.

Name	Deloitte Touche Tohmatsu LLC
Location of the principal office	Shinagawa Intercity, 15-3 Konan 2-chome, Minato-ku, Tokyo

History	May 1968	Tohmatsu Awoki & Co. established
	May 1975	Joined Touche Ross International (“TRI”) alliance (currently, Deloitte Touche Tohmatsu Limited (“DTTL”))
	February 1990	Changed company name to Tohmatsu & Co.
	July 2009	Converted to a limited liability company and changed company name to Deloitte Touche Tohmatsu LLC

Number of audit clients	3,587 companies (as of September 30, 2014)

Capital	893 million yen (as of June 30, 2015)

Staffing	6,167 (as of June 30, 2015) [Breakdown]
	Partners (CPAs)		528
	Specified partners		39
	Staff	CPAs	2,639
		Partly-qualified accountants (including junior accountants)	1,361
		Other experts	1,001
		Clerical staff	599
	Total		6,167

Proposal 2: Partial Amendments to the Articles of Incorporation

1.	Reason for Amendments

If “Proposal 1: Approval of the Share Transfer Plan with The Higashi-Nippon Bank, Limited” (the “Proposal of Share Transfer”) is approved and the Joint Holding Company as a wholly-owning parent company is established on April 1, 2016, the Joint Holding Company will become the sole shareholder of the Bank and accordingly, the provision concerning a record date for ordinary meeting of shareholders will no longer be necessary.

Therefore, the Bank proposes to abolish the record date for ordinary meeting of shareholders, to delete Article 13 of its Articles of Incorporation and to renumber the articles following the current Article 14 (the “Amendments”).

The Amendments will take effect on March 31, 2016 on the conditions that (1) the Proposal of Share Transfer is approved and (2) the Share Transfer Plan so approved does not lose its effectiveness until the day before March 31, 2016.

2.	Details of Amendments

Details of the amendments to the Articles of Incorporation are as follows:

(Changes are underlined)

Current provisions	Proposed amendments

(Record Date for Ordinary Meeting of Shareholders)

Article 13 The record date for determining shareholders with voting rights at the Bank’s ordinary meeting of shareholders shall be March 31 of each year.

(Deleted)

Article 14 – Article 39 (Contents omitted)	Article 13 – Article 39 (Contents omitted)

(For reference)

In accordance with Articles 38 and 39, paragraph (1) of the current Articles of Incorporation (Articles 37 and 38, paragraph (1) of the amended Articles of Incorporation) of the Bank, the Bank will pay dividends (i.e., a year-end dividend) from its surplus for fiscal year ending March 2016 (from April 1, 2015 to March 31, 2016) to shareholders or registered pledgees of shares who are entered or recorded in the final shareholder registry as of March 31, 2016.

Reference Materials for the Extraordinary General Meeting of Shareholders

<Supplementary Volume>

Proposal 1:	Approval of the Share Transfer Plan with The Higashi-Nippon Bank, Limited

Details of Stock Acquisition Rights

(Annexes 2 through 25 of the Share Transfer Plan (copy) and “4. Matters Concerning Appropriateness of Matters Provided in Article 773, paragraph (1), items (ix) and (x) of the Companies Act” in pages 7 to 12 and pages 30 to 31, respectively, of the Convocation Notice of the Extraordinary General Meeting of Shareholders)

Annex 2

Details of The Bank of Yokohama, Ltd. 5th Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

The Bank of Yokohama, Ltd. 5th Series of Stock Acquisition Rights

2.	Type of Stock and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders of the Company for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

In addition to the above, if it is appropriate to adjust the Number of Shares to be Issued after the Allotment Date, the Company may adjust the Number of Shares to be Issued to a reasonable extent.

A fraction of less than one share arising as a result of such adjustment shall be rounded down.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the amount that is equal to one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From July 10, 2008 to July 9, 2038

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 40, paragraph (1) of the Ordinance on Company Accounting (the Ordinance on Company Accounting before amendments by the Ordinance of the Ministry of Justice No. 12 of March 19, 2008), with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Lapse of Stock Acquisition Rights and Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the amount to be paid after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with 8.(3) above). The “amount to be paid after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as either a Director (including an executive officer in a company with board committees), Audit & Supervisory Board Member or executive officer of the Company (the “Commencement Date of Exercise”).

(2)	Notwithstanding 10.(1) above, in the event of (i) or (ii) below (in the case of (ii), excluding the case where stock acquisition rights of the Reorganized Company are allotted to the Stock Acquisition Right Holder in accordance with 8 above), the Stock Acquisition Right Holder may exercise the stock acquisition rights only within the period specified in each of (i) and (ii):

(i)	In the case where the Commencement Date of Exercise does not arrive on or before July 9, 2037

From July 10, 2037 to July 9, 2038

(ii)	In the case where a proposal for approval of a merger agreement under which the Company becomes the dissolving company, or a proposal for approval of a share exchange agreement or a share transfer plan under which the Company becomes a wholly-owned subsidiary is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer)

Within one (1) month from the day following the date of the relevant approval

(3)	If the Stock Acquisition Right Holder forfeits his or her stock acquisition rights, the relevant stock acquisition rights may not be exercised.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

The amount to be paid for each stock acquisition right shall be the amount equal to (i) the option price per share calculated by the following formula using the basic values set forth in (2) through (7) below multiplied by (ii) the Number of Shares to be Issued.

where

(1)	Option price per share (C)

(2)	Stock price (S): Closing price of regular trading of shares of common stock of the Company on the Tokyo Stock Exchange, Inc. (“TSE”) on July 9, 2008 (if there is no such closing price, the base price of the next trading day)

(3)	Exercise price (X): One (1) yen

(4)	Expected remaining time to maturity (T): 4 years and 11 months

(5)	Volatility (s): Stock price fluctuation rate calculated based on the closing price of regular trading of shares of common stock of the Company on the TSE on each trading day during a 4 year and 11 month-period (from August 8, 2003 to July 9, 2008)

(6)	Risk-free interest rate (r): Interest rate of the Japanese government bonds whose remaining years to maturity correspond to the Expected remaining time to maturity

(7)	Dividend yield (q): Dividend per share (the actual dividend for the last 12 months (dividend for September 2007 and for March 2008)) divided by the Stock price as determined in (2) above

(8)	Cumulative distribution function of the standard normal distribution (N(•))

12.	Date of Allotment of Stock Acquisition Rights

July 9, 2008

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 3

Concordia Financial Group, Ltd. 1st Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

Concordia Financial Group, Ltd. 1st Series of Stock Acquisition Rights

2.	Type of Stock and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders of the Company for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

In addition to the above, if it is appropriate to adjust the Number of Shares to be Issued after the Allotment Date, the Company may adjust the Number of Shares to be Issued to a reasonable extent.

A fraction of less than one share arising as a result of such adjustment shall be rounded down.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the amount that is equal to one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From April 1, 2016 to July 9, 2038

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Lapse of Stock Acquisition Rights and Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the amount to be paid after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with 8.(3) above). The “amount to be paid after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as either a Director (including an executive officer in a company with a nominating committee), Audit & Supervisory Board Member or executive officer of The Bank of Yokohama, Ltd. (the “Commencement Date of Exercise”).

(2)	Notwithstanding 10.(1) above, in the event of (i) or (ii) below (in the case of (ii), excluding the case where stock acquisition rights of the Reorganized Company are allotted to the Stock Acquisition Right Holder in accordance with 8 above), the Stock Acquisition Right Holder may exercise the stock acquisition rights only within the period specified in each of (i) and (ii):

(i)	In the case where the Commencement Date of Exercise does not arrive on or before July 9, 2037

From July 10, 2037 to July 9, 2038

(ii)	In the case where a proposal for approval of a merger agreement under which the Company becomes the dissolving company, or a proposal for approval of a share exchange agreement or a share transfer plan under which the Company becomes a wholly-owned subsidiary is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer)

Within one (1) month from the day following the date of the relevant approval

(3)	If the Stock Acquisition Right Holder forfeits his or her stock acquisition rights, the relevant stock acquisition rights may not be exercised.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

No amount is required to be paid for stock acquisition rights.

12.	Date of Allotment of Stock Acquisition Rights

April 1, 2016

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 4

Details of The Bank of Yokohama, Ltd. 6th Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

The Bank of Yokohama, Ltd. 6th Series of Stock Acquisition Rights

2.	Type of Stock, Nature, and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company (standard shares of the Company with no restrictions on rights and with the number of shares per unit of 1000 shares) and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders of the Company for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

In addition to the above, if it is appropriate to adjust the Number of Shares to be Issued after the Allotment Date, the Company may adjust the Number of Shares to be Issued to a reasonable extent.

A fraction of less than one share arising as a result of such adjustment shall be rounded down.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the amount that is equal to one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From July 9, 2009 to July 8, 2039

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Lapse of Stock Acquisition Rights and Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the amount to be paid after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with 8.(3) above). The “amount to be paid after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as either a Director (including an executive officer in a company with board committees), Audit & Supervisory Board Member or executive officer of the Company (the “Commencement Date of Exercise”).

(2)	Notwithstanding 10.(1) above, in the event of (i) or (ii) below (in the case of (ii), excluding the case where stock acquisition rights of the Reorganized Company are allotted to the Stock Acquisition Right Holder in accordance with 8 above), the Stock Acquisition Right Holder may exercise the stock acquisition rights only within the period specified in each of (i) and (ii):

(i)	In the case where the Commencement Date of Exercise does not arrive on or before July 8, 2038

From July 9, 2038 to July 8, 2039

(ii)	In the case where a proposal for approval of a merger agreement under which the Company becomes the dissolving company, or a proposal for approval of a share exchange agreement or a share transfer plan under which the Company becomes a wholly-owned subsidiary is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer)

Within one (1) month from the day following the date of the relevant approval

(3)	If the Stock Acquisition Right Holder forfeits his or her stock acquisition rights, the relevant stock acquisition rights may not be exercised.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

The amount to be paid for each stock acquisition right shall be the amount equal to (i) the option price per share calculated by the following formula using the basic values set forth in (2) through (7) below multiplied by (ii) the Number of Shares to be Issued.

where

(1)	Option price per share (C)

(2)	Stock price (S): Closing price of regular trading of shares of common stock of the Company on the Tokyo Stock Exchange, Inc. (“TSE”) on July 8, 2009 (if there is no such closing price, the base price of the next trading day)

(3)	Exercise price (X): One (1) yen

(4)	Expected remaining time to maturity (T): 5 years and 1 month

(5)	Volatility (s): Stock price fluctuation rate calculated based on the closing price of regular trading of shares of common stock of the Company on the TSE on each trading day during a 5 year and 1 month-period (from June 8, 2004 to July 8, 2009)

(6)	Risk-free interest rate (r): Interest rate of the Japanese government bonds whose remaining years to maturity correspond to the Expected remaining time to maturity

(7)	Dividend yield (q): Dividend per share (the actual dividend for the last 12 months (dividend for September 2008 and for March 2009)) divided by the Stock price as determined in (2) above

(8)	Cumulative distribution function of the standard normal distribution (N(•))

12.	Date of Allotment of Stock Acquisition Rights

July 8, 2009

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 5

Concordia Financial Group, Ltd. 2nd Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

Concordia Financial Group, Ltd. 2nd Series of Stock Acquisition Rights

2.	Type of Stock, Nature, and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company (standard shares of the Company with no restrictions on rights and with the number of shares per unit of 100 shares) and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders of the Company for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

In addition to the above, if it is appropriate to adjust the Number of Shares to be Issued after the Allotment Date, the Company may adjust the Number of Shares to be Issued to a reasonable extent.

A fraction of less than one share arising as a result of such adjustment shall be rounded down.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the amount that is equal to one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From April 1, 2016 to July 8, 2039

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Lapse of Stock Acquisition Rights and Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders

who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the amount to be paid after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with 8.(3) above). The “amount to be paid after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as either a Director (including an executive officer in a company with a nominating committee), Audit & Supervisory Board Member or executive officer of The Bank of Yokohama, Ltd. (the “Commencement Date of Exercise”).

(2)	Notwithstanding 10.(1) above, in the event of (i) or (ii) below (in the case of (ii), excluding the case where stock acquisition rights of the Reorganized Company are allotted to the Stock Acquisition Right Holder in accordance with 8 above), the Stock Acquisition Right Holder may exercise the stock acquisition rights only within the period specified in each of (i) and (ii):

(i)	In the case where the Commencement Date of Exercise does not arrive on or before July 8, 2038

From July 9, 2038 to July 8, 2039

(ii)	In the case where a proposal for approval of a merger agreement under which the Company becomes the dissolving company, or a proposal for approval of a share exchange agreement or a share transfer plan under which the Company becomes a wholly-owned subsidiary is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer)

Within one (1) month from the day following the date of the relevant approval

(3)	If the Stock Acquisition Right Holder forfeits his or her stock acquisition rights, the relevant stock acquisition rights may not be exercised.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

No amount is required to be paid for stock acquisition rights.

12.	Date of Allotment of Stock Acquisition Rights

April 1, 2016

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 6

Details of The Bank of Yokohama, Ltd. 7th Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

The Bank of Yokohama, Ltd. 7th Series of Stock Acquisition Rights

2.	Type of Stock, Nature, and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company (standard shares of the Company with no restrictions on rights and with the number of shares per unit of 1000 shares) and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders of the Company for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

In addition to the above, if it is appropriate to adjust the Number of Shares to be Issued after the Allotment Date, the Company may adjust the Number of Shares to be Issued to a reasonable extent.

A fraction of less than one share arising as a result of such adjustment shall be rounded down.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the amount that is equal to one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From July 8, 2010 to July 7, 2040

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Lapse of Stock Acquisition Rights and Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the amount to be paid after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with 8.(3) above). The “amount to be paid after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as either a Director (including an executive officer in a company with board committees), Audit & Supervisory Board Member or executive officer of the Company (the “Commencement Date of Exercise”).

(2)	Notwithstanding 10.(1) above, in the event of (i) or (ii) below (in the case of (ii), excluding the case where stock acquisition rights of the Reorganized Company are allotted to the Stock Acquisition Right Holder in accordance with 8 above), the Stock Acquisition Right Holder may exercise the stock acquisition rights only within the period specified in each of (i) and (ii):

(i)	In the case where the Commencement Date of Exercise does not arrive on or before July 7, 2039

From July 8, 2039 to July 7, 2040

(ii)	In the case where a proposal for approval of a merger agreement under which the Company becomes the dissolving company, or a proposal for approval of a share exchange agreement or a share transfer plan under which the Company becomes a wholly-owned subsidiary is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer)

Within one (1) month from the day following the date of the relevant approval

(3)	If the Stock Acquisition Right Holder forfeits his or her stock acquisition rights, the relevant stock acquisition rights may not be exercised.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

The amount to be paid for each stock acquisition right shall be the amount equal to (i) the option price per share calculated by the following formula using the basic values set forth in (2) through (7) below multiplied by (ii) the Number of Shares to be Issued.

where

(1)	Option price per share (C)

(2)	Stock price (S): Closing price of regular trading of shares of common stock of the Company on the Tokyo Stock Exchange, Inc. (“TSE”) on July 7, 2010 (if there is no such closing price, the base price of the next trading day)

(3)	Exercise price (X): One (1) yen

(4)	Expected remaining time to maturity (T): 5 years and 0 month

(5)	Volatility (s): Stock price fluctuation rate calculated based on the closing price of regular trading of shares of common stock of the Company on the TSE on each trading day during a 5 year and 0 month-period (from July 7, 2005 to July 7, 2010)

(6)	Risk-free interest rate (r): Interest rate of the Japanese government bonds whose remaining years to maturity correspond to the Expected remaining time to maturity

(7)	Dividend yield (q): Dividend per share (the actual dividend for the last 12 months (dividend for September 2009 and for March 2010)) divided by the Stock price as determined in (2) above

(8)	Cumulative distribution function of the standard normal distribution (N(•))

12.	Date of Allotment of Stock Acquisition Rights

July 7, 2010

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 7

Concordia Financial Group, Ltd. 3rd Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

Concordia Financial Group, Ltd. 3rd Series of Stock Acquisition Rights

2.	Type of Stock, Nature, and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company (standard shares of the Company with no restrictions on rights and with the number of shares per unit of 100 shares) and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders of the Company for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

In addition to the above, if it is appropriate to adjust the Number of Shares to be Issued after the Allotment Date, the Company may adjust the Number of Shares to be Issued to a reasonable extent.

A fraction of less than one share arising as a result of such adjustment shall be rounded down.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the amount that is equal to one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From April 1, 2016 to July 7, 2040

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Lapse of Stock Acquisition Rights and Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the amount to be paid after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with 8.(3) above). The “amount to be paid after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as either a Director (including an executive officer in a company with a nominating committee), Audit & Supervisory Board Member or executive officer of The Bank of Yokohama, Ltd. (the “Commencement Date of Exercise”).

(2)	Notwithstanding 10.(1) above, in the event of (i) or (ii) below (in the case of (ii), excluding the case where stock acquisition rights of the Reorganized Company are allotted to the Stock Acquisition Right Holder in accordance with 8 above), the Stock Acquisition Right Holder may exercise the stock acquisition rights only within the period specified in each of (i) and (ii):

(i)	In the case where the Commencement Date of Exercise does not arrive on or before July 7, 2039

From July 8, 2039 to July 7, 2040

(ii)	In the case where a proposal for approval of a merger agreement under which the Company becomes the dissolving company, or a proposal for approval of a share exchange agreement or a share transfer plan under which the Company becomes a wholly-owned subsidiary is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer)

Within one (1) month from the day following the date of the relevant approval

(3)	If the Stock Acquisition Right Holder forfeits his or her stock acquisition rights, the relevant stock acquisition rights may not be exercised.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

No amount is required to be paid for stock acquisition rights.

12.	Date of Allotment of Stock Acquisition Rights

April 1, 2016

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 8

Details of The Bank of Yokohama, Ltd. 8th Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

The Bank of Yokohama, Ltd. 8th Series of Stock Acquisition Rights

2.	Type of Stock, Nature, and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company (standard shares of the Company with no restrictions on rights and with the number of shares per unit of 1000 shares) and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders of the Company for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

In addition to the above, if it is appropriate to adjust the Number of Shares to be Issued after the Allotment Date, the Company may adjust the Number of Shares to be Issued to a reasonable extent.

A fraction of less than one share arising as a result of such adjustment shall be rounded down.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the amount that is equal to one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From July 7, 2011 to July 6, 2041

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Lapse of Stock Acquisition Rights and Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the amount to be paid after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with 8.(3) above). The “amount to be paid after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as either a Director (including an executive officer in a company with board committees), Audit & Supervisory Board Member or executive officer of the Company (the “Commencement Date of Exercise”).

(2)	Notwithstanding 10.(1) above, in the event of (i) or (ii) below (in the case of (ii), excluding the case where stock acquisition rights of the Reorganized Company are allotted to the Stock Acquisition Right Holder in accordance with 8 above), the Stock Acquisition Right Holder may exercise the stock acquisition rights only within the period specified in each of (i) and (ii):

(i)	In the case where the Commencement Date of Exercise does not arrive on or before July 6, 2040

From July 7, 2040 to July 6, 2041

(ii)	In the case where a proposal for approval of a merger agreement under which the Company becomes the dissolving company, or a proposal for approval of a share exchange agreement or a share transfer plan under which the Company becomes a wholly-owned subsidiary is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer)

Within one (1) month from the day following the date of the relevant approval

(3)	If the Stock Acquisition Right Holder forfeits his or her stock acquisition rights, the relevant stock acquisition rights may not be exercised.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

The amount to be paid for each stock acquisition right shall be the amount equal to (i) the option price per share calculated by the following formula using the basic values set forth in (2) through (7) below multiplied by (ii) the Number of Shares to be Issued.

where

(1)	Option price per share (C)

(2)	Stock price (S): Closing price of regular trading of shares of common stock of the Company on the Tokyo Stock Exchange, Inc. (“TSE”) on July 6, 2011 (if there is no such closing price, the base price of the next trading day)

(3)	Exercise price (X): One (1) yen

(4)	Expected remaining time to maturity (T): 5 years and 1 month

(5)	Volatility (s): Stock price fluctuation rate calculated based on the closing price of regular trading of shares of common stock of the Company on the TSE on each trading day during a 5 year and 1 month-period (from June 6, 2006 to July 6, 2011)

(6)	Risk-free interest rate (r): Interest rate of the Japanese government bonds whose remaining years to maturity correspond to the Expected remaining time to maturity

(7)	Dividend yield (q): Dividend per share (the actual dividend for the last 12 months (dividend for September 2010 and for March 2011)) divided by the Stock price as determined in (2) above

(8)	Cumulative distribution function of the standard normal distribution (N(•))

12.	Date of Allotment of Stock Acquisition Rights

July 6, 2011

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 9

Concordia Financial Group, Ltd. 4th Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

Concordia Financial Group, Ltd. 4th Series of Stock Acquisition Rights

2.	Type of Stock, Nature, and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company (standard shares of the Company with no restrictions on rights and with the number of shares per unit of 100 shares) and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders of the Company for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

In addition to the above, if it is appropriate to adjust the Number of Shares to be Issued after the Allotment Date, the Company may adjust the Number of Shares to be Issued to a reasonable extent.

A fraction of less than one share arising as a result of such adjustment shall be rounded down.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the amount that is equal to one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From April 1, 2016 to July 6, 2041

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Lapse of Stock Acquisition Rights and Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the amount to be paid after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with 8.(3) above). The “amount to be paid after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as either a Director (including an executive officer in a company with a nominating committee), Audit & Supervisory Board Member or executive officer of The Bank of Yokohama, Ltd. (the “Commencement Date of Exercise”).

(2)	Notwithstanding 10.(1) above, in the event of (i) or (ii) below (in the case of (ii), excluding the case where stock acquisition rights of the Reorganized Company are allotted to the Stock Acquisition Right Holder in accordance with 8 above), the Stock Acquisition Right Holder may exercise the stock acquisition rights only within the period specified in each of (i) and (ii):

(i)	In the case where the Commencement Date of Exercise does not arrive on or before July 6, 2040

From July 7, 2040 to July 6, 2041

(ii)	In the case where a proposal for approval of a merger agreement under which the Company becomes the dissolving company, or a proposal for approval of a share exchange agreement or a share transfer plan under which the Company becomes a wholly-owned subsidiary is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer)

Within one (1) month from the day following the date of the relevant approval

(3)	If the Stock Acquisition Right Holder forfeits his or her stock acquisition rights, the relevant stock acquisition rights may not be exercised.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

No amount is required to be paid for stock acquisition rights.

12.	Date of Allotment of Stock Acquisition Rights

April 1, 2016

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 10

Details of The Bank of Yokohama, Ltd. 9th Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

The Bank of Yokohama, Ltd. 9th Series of Stock Acquisition Rights

2.	Type of Stock, Nature, and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company (standard shares of the Company with no restrictions on rights and with the number of shares per unit of 1000 shares) and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders of the Company for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

In addition to the above, if it is appropriate to adjust the Number of Shares to be Issued after the Allotment Date, the Company may adjust the Number of Shares to be Issued to a reasonable extent.

A fraction of less than one share arising as a result of such adjustment shall be rounded down.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the amount that is equal to one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From July 6, 2012 to July 5, 2042

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Lapse of Stock Acquisition Rights and Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the amount to be paid after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with 8.(3) above). The “amount to be paid after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as either a Director (including an executive officer in a company with board committees), Audit & Supervisory Board Member or executive officer of the Company (the “Commencement Date of Exercise”).

(2)	Notwithstanding 10.(1) above, in the event of (i) or (ii) below (in the case of (ii), excluding the case where stock acquisition rights of the Reorganized Company are allotted to the Stock Acquisition Right Holder in accordance with 8 above), the Stock Acquisition Right Holder may exercise the stock acquisition rights only within the period specified in each of (i) and (ii):

(i)	In the case where the Commencement Date of Exercise does not arrive on or before July 5, 2041

From July 6, 2041 to July 5, 2042

(ii)	In the case where a proposal for approval of a merger agreement under which the Company becomes the dissolving company, or a proposal for approval of a share exchange agreement or a share transfer plan under which the Company becomes a wholly-owned subsidiary is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer)

Within one (1) month from the day following the date of the relevant approval

(3)	If the Stock Acquisition Right Holder forfeits his or her stock acquisition rights, the relevant stock acquisition rights may not be exercised.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

The amount to be paid for each stock acquisition right shall be the amount equal to (i) the option price per share calculated by the following formula using the basic values set forth in (2) through (7) below multiplied by (ii) the Number of Shares to be Issued.

where

(1)	Option price per share (C)

(2)	Stock price (S): Closing price of regular trading of shares of common stock of the Company on the Tokyo Stock Exchange, Inc. (“TSE”) on July 5, 2012 (if there is no such closing price, the base price of the next trading day)

(3)	Exercise price (X): One (1) yen

(4)	Expected remaining time to maturity (T): 5 years and 1 month

(5)	Volatility (s): Stock price fluctuation rate calculated based on the closing price of regular trading of shares of common stock of the Company on the TSE on each trading day during a 5 year and 1 month-period (from June 5, 2007 to July 5, 2012)

(6)	Risk-free interest rate (r): Interest rate of the Japanese government bonds whose remaining years to maturity correspond to the Expected remaining time to maturity

(7)	Dividend yield (q): Dividend per share (the actual dividend for the last 12 months (dividend for September 2011 and for March 2012)) divided by the Stock price as determined in (2) above

(8)	Cumulative distribution function of the standard normal distribution (N(•))

12.	Date of Allotment of Stock Acquisition Rights

July 5, 2012

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 11

Concordia Financial Group, Ltd. 5th Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

Concordia Financial Group, Ltd. 5th Series of Stock Acquisition Rights

2.	Type of Stock, Nature, and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company (standard shares of the Company with no restrictions on rights and with the number of shares per unit of 100 shares) and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders of the Company for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

In addition to the above, if it is appropriate to adjust the Number of Shares to be Issued after the Allotment Date, the Company may adjust the Number of Shares to be Issued to a reasonable extent.

A fraction of less than one share arising as a result of such adjustment shall be rounded down.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the amount that is equal to one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From April 1, 2016 to July 5, 2042

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Lapse of Stock Acquisition Rights and Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the amount to be paid after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with 8.(3) above). The “amount to be paid after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as either a Director (including an executive officer in a company with a nominating committee), Audit & Supervisory Board Member or executive officer of The Bank of Yokohama, Ltd. (the “Commencement Date of Exercise”).

(2)	Notwithstanding 10.(1) above, in the event of (i) or (ii) below (in the case of (ii), excluding the case where stock acquisition rights of the Reorganized Company are allotted to the Stock Acquisition Right Holder in accordance with 8 above), the Stock Acquisition Right Holder may exercise the stock acquisition rights only within the period specified in each of (i) and (ii):

(i)	In the case where the Commencement Date of Exercise does not arrive on or before July 5, 2041

From July 6, 2041 to July 5, 2042

(ii)	In the case where a proposal for approval of a merger agreement under which the Company becomes the dissolving company, or a proposal for approval of a share exchange agreement or a share transfer plan under which the Company becomes a wholly-owned subsidiary is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer)

Within one (1) month from the day following the date of the relevant approval

(3)	If the Stock Acquisition Right Holder forfeits his or her stock acquisition rights, the relevant stock acquisition rights may not be exercised.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

No amount is required to be paid for stock acquisition rights

12.	Date of Allotment of Stock Acquisition Rights

April 1, 2016

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 12

Details of The Bank of Yokohama, Ltd. 10th Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

The Bank of Yokohama, Ltd. 10th Series of Stock Acquisition Rights

2.	Type of Stock, Nature, and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company (standard shares of the Company with no restrictions on rights and with the number of shares per unit of 1000 shares) and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders of the Company for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

In addition to the above, if it is appropriate to adjust the Number of Shares to be Issued after the Allotment Date, the Company may adjust the Number of Shares to be Issued to a reasonable extent.

A fraction of less than one share arising as a result of such adjustment shall be rounded down.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the amount that is equal to one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From July 5, 2013 to July 4, 2043

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Lapse of Stock Acquisition Rights and Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the amount to be paid after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with 8.(3) above). The “amount to be paid after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as either a Director (including an executive officer in a company with board committees), Audit & Supervisory Board Member or executive officer of the Company (the “Commencement Date of Exercise”).

(2)	Notwithstanding 10.(1) above, in the event of (i) or (ii) below (in the case of (ii), excluding the case where stock acquisition rights of the Reorganized Company are allotted to the Stock Acquisition Right Holder in accordance with 8 above), the Stock Acquisition Right Holder may exercise the stock acquisition rights only within the period specified in each of (i) and (ii):

(i)	In the case where the Commencement Date of Exercise does not arrive on or before July 4, 2042

From July 5, 2042 to July 4, 2043

(ii)	In the case where a proposal for approval of a merger agreement under which the Company becomes the dissolving company, or a proposal for approval of a share exchange agreement or a share transfer plan under which the Company becomes a wholly-owned subsidiary is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer)

Within one (1) month from the day following the date of the relevant approval

(3)	If the Stock Acquisition Right Holder forfeits his or her stock acquisition rights, the relevant stock acquisition rights may not be exercised.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

The amount to be paid for each stock acquisition right shall be the amount equal to (i) the option price per share calculated by the following formula using the basic values set forth in (2) through (7) below multiplied by (ii) the Number of Shares to be Issued.

where

(1)	Option price per share (C)

(2)	Stock price (S): Closing price of regular trading of shares of common stock of the Company on the Tokyo Stock Exchange, Inc. (“TSE”) on July 4, 2013 (if there is no such closing price, the base price of the next trading day)

(3)	Exercise price (X): One (1) yen

(4)	Expected remaining time to maturity (T): 5 years and 1 month

(5)	Volatility (s): Stock price fluctuation rate calculated based on the closing price of regular trading of shares of common stock of the Company on the TSE on each trading day during a 5 year and 1 month-period (from June 4, 2008 to July 4, 2013)

(6)	Risk-free interest rate (r): Interest rate of the Japanese government bonds whose remaining years to maturity correspond to the Expected remaining time to maturity

(7)	Dividend yield (q): Dividend per share (the actual dividend for the last 12 months (dividend for September 2012 and for March 2013)) divided by the Stock price as determined in (2) above

(8)	Cumulative distribution function of the standard normal distribution (N(•))

12.	Date of Allotment of Stock Acquisition Rights

July 4, 2013

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 13

Concordia Financial Group, Ltd. 6th Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

Concordia Financial Group, Ltd. 6th Series of Stock Acquisition Rights

2.	Type of Stock, Nature, and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company (standard shares of the Company with no restrictions on rights and with the number of shares per unit of 100 shares) and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders of the Company for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

In addition to the above, if it is appropriate to adjust the Number of Shares to be Issued after the Allotment Date, the Company may adjust the Number of Shares to be Issued to a reasonable extent.

A fraction of less than one share arising as a result of such adjustment shall be rounded down.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the amount that is equal to one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From April 1, 2016 to July 4, 2043

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Lapse of Stock Acquisition Rights and Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the amount to be paid after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with 8.(3) above). The “amount to be paid after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as either a Director (including an executive officer in a company with a nominating committee), Audit & Supervisory Board Member or executive officer of The Bank of Yokohama, Ltd. (the “Commencement Date of Exercise”).

(2)	Notwithstanding 10.(1) above, in the event of (i) or (ii) below (in the case of (ii), excluding the case where stock acquisition rights of the Reorganized Company are allotted to the Stock Acquisition Right Holder in accordance with 8 above), the Stock Acquisition Right Holder may exercise the stock acquisition rights only within the period specified in each of (i) and (ii):

(i)	In the case where the Commencement Date of Exercise does not arrive on or before July 4, 2042

From July 5, 2042 to July 4, 2043

(ii)	In the case where a proposal for approval of a merger agreement under which the Company becomes the dissolving company, or a proposal for approval of a share exchange agreement or a share transfer plan under which the Company becomes a wholly-owned subsidiary is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer)

Within one (1) month from the day following the date of the relevant approval

(3)	If the Stock Acquisition Right Holder forfeits his or her stock acquisition rights, the relevant stock acquisition rights may not be exercised.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

No amount is required to be paid for stock acquisition rights.

12.	Date of Allotment of Stock Acquisition Rights

April 1, 2016

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 14

Details of The Bank of Yokohama, Ltd. 11th Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

The Bank of Yokohama, Ltd. 11th Series of Stock Acquisition Rights

2.	Type of Stock, Nature, and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company (standard shares of the Company with no restrictions on rights and with the number of shares per unit of 1000 shares) and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders of the Company for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

In addition to the above, if it is appropriate to adjust the Number of Shares to be Issued after the Allotment Date, the Company may adjust the Number of Shares to be Issued to a reasonable extent.

A fraction of less than one share arising as a result of such adjustment shall be rounded down.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the amount that is equal to one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From July 5, 2014 to July 4, 2044

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Lapse of Stock Acquisition Rights and Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the amount to be paid after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with 8.(3) above). The “amount to be paid after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as either a Director (including an executive officer in a company with board committees), Audit & Supervisory Board Member or executive officer of the Company (the “Commencement Date of Exercise”).

(2)	Notwithstanding 10.(1) above, in the event of (i) or (ii) below (in the case of (ii), excluding the case where stock acquisition rights of the Reorganized Company are allotted to the Stock Acquisition Right Holder in accordance with 8 above), the Stock Acquisition Right Holder may exercise the stock acquisition rights only within the period specified in each of (i) and (ii):

(i)	In the case where the Commencement Date of Exercise does not arrive on or before July 4, 2043

From July 5, 2043 to July 4, 2044

(ii)	In the case where a proposal for approval of a merger agreement under which the Company becomes the dissolving company, or a proposal for approval of a share exchange agreement or a share transfer plan under which the Company becomes a wholly-owned subsidiary is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer)

Within one (1) month from the day following the date of the relevant approval

(3)	If the Stock Acquisition Right Holder forfeits his or her stock acquisition rights, the relevant stock acquisition rights may not be exercised.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

The amount to be paid for each stock acquisition right shall be the amount equal to (i) the option price per share calculated by the following formula using the basic values set forth in (2) through (7) below multiplied by (ii) the Number of Shares to be Issued.

where

(1)	Option price per share (C)

(2)	Stock price (S): Closing price of regular trading of shares of common stock of the Company on the Tokyo Stock Exchange, Inc. (“TSE”) on July 4, 2014 (if there is no such closing price, the base price of the next trading day)

(3)	Exercise price (X): One (1) yen

(4)	Expected remaining time to maturity (T): 5 years and 1 month

(5)	Volatility (s): Stock price fluctuation rate calculated based on the closing price of regular trading of shares of common stock of the Company on the TSE on each trading day during a 5 year and 1 month-period (from June 4, 2009 to July 4, 2014)

(6)	Risk-free interest rate (r): Interest rate of the Japanese government bonds whose remaining years to maturity correspond to the Expected remaining time to maturity

(7)	Dividend yield (q): Dividend per share (the actual dividend for the last 12 months (dividend for September 2013 and for March 2014)) divided by the Stock price as determined in (2) above

(8)	Cumulative distribution function of the standard normal distribution (N(•))

12.	Date of Allotment of Stock Acquisition Rights

July 4, 2014

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 15

Concordia Financial Group, Ltd. 7th Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

Concordia Financial Group, Ltd. 7th Series of Stock Acquisition Rights

2.	Type of Stock, Nature, and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company (standard shares of the Company with no restrictions on rights and with the number of shares per unit of 100 shares) and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders of the Company for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

In addition to the above, if it is appropriate to adjust the Number of Shares to be Issued after the Allotment Date, the Company may adjust the Number of Shares to be Issued to a reasonable extent.

A fraction of less than one share arising as a result of such adjustment shall be rounded down.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the amount that is equal to one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From April 1, 2016 to July 4, 2044

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Lapse of Stock Acquisition Rights and Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the amount to be paid after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with 8.(3) above). The “amount to be paid after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as either a Director (including an executive officer in a company with a nominating committee), Audit & Supervisory Board Member or executive officer of The Bank of Yokohama, Ltd. (the “Commencement Date of Exercise”).

(2)	Notwithstanding 10.(1) above, in the event of (i) or (ii) below (in the case of (ii), excluding the case where stock acquisition rights of the Reorganized Company are allotted to the Stock Acquisition Right Holder in accordance with 8 above), the Stock Acquisition Right Holder may exercise the stock acquisition rights only within the period specified in each of (i) and (ii):

(i)	In the case where the Commencement Date of Exercise does not arrive on or before July 4, 2043

From July 5, 2043 to July 4, 2044

(ii)	In the case where a proposal for approval of a merger agreement under which the Company becomes the dissolving company, or a proposal for approval of a share exchange agreement or a share transfer plan under which the Company becomes a wholly-owned subsidiary is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer)

Within one (1) month from the day following the date of the relevant approval

(3)	If the Stock Acquisition Right Holder forfeits his or her stock acquisition rights, the relevant stock acquisition rights may not be exercised.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

No amount is required to be paid for stock acquisition rights.

12.	Date of Allotment of Stock Acquisition Rights

April 1, 2016

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 16

Details of The Bank of Yokohama, Ltd. 12th Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

The Bank of Yokohama, Ltd. 12th Series of Stock Acquisition Rights

2.	Type of Stock, Nature, and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company (standard shares of the Company with no restrictions on rights and with the number of shares per unit of 1000 shares) and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders of the Company for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

In addition to the above, if it is appropriate to adjust the Number of Shares to be Issued after the Allotment Date, the Company may adjust the Number of Shares to be Issued to a reasonable extent.

A fraction of less than one share arising as a result of such adjustment shall be rounded down.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the amount that is equal to one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From July 7, 2015 to July 6, 2045

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Lapse of Stock Acquisition Rights and Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the amount to be paid after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with 8.(3) above). The “amount to be paid after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as either a Director (including an executive officer in a company with board committees), Audit & Supervisory Board Member or executive officer of the Company (the “Commencement Date of Exercise”).

(2)	Notwithstanding 10.(1) above, in the event of (i) or (ii) below (in the case of (ii), excluding the case where stock acquisition rights of the Reorganized Company are allotted to the Stock Acquisition Right Holder in accordance with 8 above), the Stock Acquisition Right Holder may exercise the stock acquisition rights only within the period specified in each of (i) and (ii):

(i)	In the case where the Commencement Date of Exercise does not arrive on or before July 6, 2044

From July 7, 2044 to July 6, 2045

(ii)	In the case where a proposal for approval of a merger agreement under which the Company becomes the dissolving company, or a proposal for approval of a share exchange agreement or a share transfer plan under which the Company becomes a wholly-owned subsidiary is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer)

Within one (1) month from the day following the date of the relevant approval

(3)	If the Stock Acquisition Right Holder forfeits his or her stock acquisition rights, the relevant stock acquisition rights may not be exercised.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

The amount to be paid for each stock acquisition right shall be the amount equal to (i) the option price per share calculated by the following formula using the basic values set forth in (2) through (7) below multiplied by (ii) the Number of Shares to be Issued.

where

(1)	Option price per share (C)

(2)	Stock price (S): Closing price of regular trading of shares of common stock of the Company on the Tokyo Stock Exchange, Inc. (“TSE”) on July 6, 2015 (if there is no such closing price, the base price of the next trading day)

(3)	Exercise price (X): One (1) yen

(4)	Expected remaining time to maturity (T): 5 years and 2 months

(5)	Volatility (s): Stock price fluctuation rate calculated based on the closing price of regular trading of shares of common stock of the Company on the TSE on each trading day during a 5 year and 2 month-period (from May 6, 2010 to July 6, 2015)

(6)	Risk-free interest rate (r): Interest rate of the Japanese government bonds whose remaining years to maturity correspond to the Expected remaining time to maturity

(7)	Dividend yield (q): Dividend per share (the actual dividend for the last 12 months (dividend for September 2014 and for March 2015)) divided by the Stock price as determined in (2) above

(8)	Cumulative distribution function of the standard normal distribution (N(.))

12.	Date of Allotment of Stock Acquisition Rights

July 6, 2015

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 17

Concordia Financial Group, Ltd. 8th Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

Concordia Financial Group, Ltd. 8th Series of Stock Acquisition Rights

2.	Type of Stock, Nature, and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company (standard shares of the Company with no restrictions on rights and with the number of shares per unit of 100 shares) and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders of the Company for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

In addition to the above, if it is appropriate to adjust the Number of Shares to be Issued after the Allotment Date, the Company may adjust the Number of Shares to be Issued to a reasonable extent.

A fraction of less than one share arising as a result of such adjustment shall be rounded down.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the amount that is equal to one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From April 1, 2016 to July 6, 2045

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Lapse of Stock Acquisition Rights and Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the amount to be paid after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with 8.(3) above). The “amount to be paid after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as either a Director (including an executive officer in a company with a nominating committee), Audit & Supervisory Board Member or executive officer of The Bank of Yokohama, Ltd. (the “Commencement Date of Exercise”).

(2)	Notwithstanding 10.(1) above, in the event of (i) or (ii) below (in the case of (ii), excluding the case where stock acquisition rights of the Reorganized Company are allotted to the Stock Acquisition Right Holder in accordance with 8 above), the Stock Acquisition Right Holder may exercise the stock acquisition rights only within the period specified in each of (i) and (ii):

(i)	In the case where the Commencement Date of Exercise does not arrive on or before July 6, 2044

From July 7, 2044 to July 6, 2045

(ii)	In the case where a proposal for approval of a merger agreement under which the Company becomes the dissolving company, or a proposal for approval of a share exchange agreement or a share transfer plan under which the Company becomes a wholly-owned subsidiary is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors or decision of a Representative Executive Officer)

Within one (1) month from the day following the date of the relevant approval

(3)	If the Stock Acquisition Right Holder forfeits his or her stock acquisition rights, the relevant stock acquisition rights may not be exercised.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

No amount is required to be paid for stock acquisition rights.

12.	Date of Allotment of Stock Acquisition Rights

April 1, 2016

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 18

Details of The Higashi-Nippon Bank, Limited 1st Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

The Higashi-Nippon Bank, Limited 1st Series of Stock Acquisition Rights

2.	Type of Stock and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock on or after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below and any resulting fraction of less than one share arising therefrom shall be rounded down.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split (if no record date is defined, the effective date of the share split) and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

If it is necessary to adjust the Number of Shares to be Issued due to merger or company split or occasions similar thereto on or after the Allotment Date, the Company may adjust the Number of Shares to be Issued, as appropriate, to a reasonable extent.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the exercise price of one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From September 12, 2012 to September 11, 2042

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors of the Company.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the exercise price after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with (3) above). The “exercise price after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as a Director of the Company.

(2)	The above shall not apply to a person who inherited the stock acquisition rights.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

The amount to be paid for each stock acquisition right shall be the amount equal to (i) the option price per share calculated using the basic values set forth in (2) through (7) below (fractions of less than one (1) yen shall be rounded up to the nearest yen) multiplied by (ii) the Number of Shares to be Issued according to the formula of the Black-Scholes model below.

where

(1)	Option price per share (C)

(2)	Stock price (S): Closing price of regular trading of shares of common stock of the Company on the Tokyo Stock Exchange, Inc. (“TSE”) on September 11, 2012 (if there is no such closing price, the base price of the next trading day)

(3)	Exercise price (X): One (1) yen

(4)	Expected remaining time to maturity (T): 1 year and 7 months

(5)	Volatility (s): Stock price fluctuation rate calculated based on the closing price of regular trading of shares of common stock of the Company on the TSE on each trading day during a 1 year and 7 month-period (from February 11, 2011 to September 11, 2012)

(6)	Risk-free interest rate (r): Interest rate of the Japanese government bonds whose remaining years to maturity correspond to the Expected remaining time to maturity

(7)	Dividend yield (q): Dividend per share (the actual dividend for the last 12 months (dividend for September 2011 and for March 2012)) divided by the Stock price as determined in (2) above

(8)	Cumulative distribution function of the standard normal distribution (N(•))

12.	Date of Allotment of Stock Acquisition Rights

September 11, 2012

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 19

Concordia Financial Group, Ltd. 9th Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

Concordia Financial Group, Ltd. 9th Series of Stock Acquisition Rights

2.	Type of Stock and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 54.1 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock on or after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below and any resulting fraction of less than one share arising therefrom shall be rounded down.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split (if no record date is defined, the effective date of the share split) and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

If it is necessary to adjust the Number of Shares to be Issued due to merger or company split or occasions similar thereto on or after the Allotment Date, the Company may adjust the Number of Shares to be Issued, as appropriate, to a reasonable extent.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the exercise price of one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From April 1, 2016 to September 11, 2042

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors of the Company.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the exercise price after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with (3) above). The “exercise price after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as a Director of The Higashi-Nippon Bank, Limited.

(2)	The above shall not apply to a person who inherited the stock acquisition rights.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

No amount is required to be paid for stock acquisition rights.

12.	Date of Allotment of Stock Acquisition Rights

April 1, 2016

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 20

Details of The Higashi-Nippon Bank, Limited 2nd Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

The Higashi-Nippon Bank, Limited 2nd Series of Stock Acquisition Rights

2.	Type of Stock and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock on or after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below and any resulting fraction of less than one share arising therefrom shall be rounded down.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split (if no record date is defined, the effective date of the share split) and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

If it is necessary to adjust the Number of Shares to be Issued due to merger or company split or occasions similar thereto on or after the Allotment Date, the Company may adjust the Number of Shares to be Issued, as appropriate, to a reasonable extent.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the exercise price of one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From August 14, 2013 to August 13, 2043

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors of the Company.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the exercise price after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with (3) above). The “exercise price after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as a Director of the Company.

(2)	The above shall not apply to a person who inherited the stock acquisition rights or a person to whom the stock acquisition rights were transferred pursuant to a resolution of the Board of Directors approving the acquisition of stock acquisition rights through transfer.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

The amount to be paid for each stock acquisition right shall be the amount equal to (i) the option price per share calculated using the basic values set forth in (2) through (7) below (fractions of less than one (1) yen shall be rounded up to the nearest yen) multiplied by (ii) the Number of Shares to be Issued according to the formula of the Black-Scholes model below.

where

(1)	Option price per share (C)

(2)	Stock price (S): Closing price of regular trading of shares of common stock of the Company on the Tokyo Stock Exchange, Inc. (“TSE”) on August 13, 2013 (if there is no such closing price, the base price of the next trading day)

(3)	Exercise price (X): One (1) yen

(4)	Expected remaining time to maturity (T): 7 months

(5)	Volatility (s): Stock price fluctuation rate calculated based on the closing price of regular trading of shares of common stock of the Company on the TSE on each trading day during a 7 month-period (from January 13, 2013 to August 13, 2013)

(6)	Risk-free interest rate (r): Interest rate of the Japanese government bonds whose remaining years to maturity correspond to the Expected remaining time to maturity

(7)	Dividend yield (q): Dividend per share (the actual dividend for the last 12 months (dividend for September 2012 and for March 2013)) divided by the Stock price as determined in (2) above

(8)	Cumulative distribution function of the standard normal distribution (N(•))

12.	Date of Allotment of Stock Acquisition Rights

August 13, 2013

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 21

Concordia Financial Group, Ltd. 10th Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

Concordia Financial Group, Ltd. 10th Series of Stock Acquisition Rights

2.	Type of Stock and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 54.1 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock on or after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below and any resulting fraction of less than one share arising therefrom shall be rounded down.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split (if no record date is defined, the effective date of the share split) and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

If it is necessary to adjust the Number of Shares to be Issued due to merger or company split or occasions similar thereto on or after the Allotment Date, the Company may adjust the Number of Shares to be Issued, as appropriate, to a reasonable extent.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the exercise price of one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From April 1, 2016 to August 13, 2043

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors of the Company.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the exercise price after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with (3) above). The “exercise price after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as a Director of The Higashi-Nippon Bank, Limited.

(2)	The above shall not apply to a person who inherited the stock acquisition rights or a person to whom the stock acquisition rights were transferred pursuant to a resolution of the Board of Directors approving the acquisition of stock acquisition rights.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

No amount is required to be paid for stock acquisition rights.

12.	Date of Allotment of Stock Acquisition Rights

April 1, 2016

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 22

Details of The Higashi-Nippon Bank, Limited 3rd Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

The Higashi-Nippon Bank, Limited 3rd Series of Stock Acquisition Rights

2.	Type of Stock and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock on or after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below and any resulting fraction of less than one share arising therefrom shall be rounded down.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split (if no record date is defined, the effective date of the share split) and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

If it is necessary to adjust the Number of Shares to be Issued due to merger or company split or occasions similar thereto on or after the Allotment Date, the Company may adjust the Number of Shares to be Issued, as appropriate, to a reasonable extent.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the exercise price of one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From August 13, 2014 to August 12, 2044

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors of the Company.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the exercise price after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with (3) above). The “exercise price after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as a Director of the Company.

(2)	The above shall not apply to a person who inherited the stock acquisition rights or a person to whom the stock acquisition rights were transferred pursuant to a resolution of the Board of Directors approving the acquisition of stock acquisition rights through transfer.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

The amount to be paid for each stock acquisition right shall be the amount equal to (i) the option price per share calculated using the basic values set forth in (2) through (7) below (fractions of less than one (1) yen shall be rounded up to the nearest yen) multiplied by (ii) the Number of Shares to be Issued according to the formula of the Black-Scholes model below.

where

(1)	Option price per share (C)

(2)	Stock price (S): Closing price of regular trading of shares of common stock of the Company on the Tokyo Stock Exchange, Inc. (“TSE”) on August 12, 2014 (if there is no such closing price, the base price of the next trading day)

(3)	Exercise price (X): One (1) yen

(4)	Expected remaining time to maturity (T): 1 year and 6 months

(5)	Volatility (s): Stock price fluctuation rate calculated based on the closing price of regular trading of shares of common stock of the Company on the TSE on each trading day during a 1 year and 6 month-period (from February 12, 2013 to August 12, 2014)

(6)	Risk-free interest rate (r): Interest rate of the Japanese government bonds whose remaining years to maturity correspond to the Expected remaining time to maturity

(7)	Dividend yield (q): Dividend per share (the actual dividend for the last 12 months (dividend for September 2013 and for March 2014)) divided by the Stock price as determined in (2) above

(8)	Cumulative distribution function of the standard normal distribution (N(•))

12.	Date of Allotment of Stock Acquisition Rights

August 12, 2014

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 23

Concordia Financial Group, Ltd. 11th Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

Concordia Financial Group, Ltd. 11th Series of Stock Acquisition Rights

2.	Type of Stock and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 54.1 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock on or after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below and any resulting fraction of less than one share arising therefrom shall be rounded down.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split (if no record date is defined, the effective date of the share split) and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

If it is necessary to adjust the Number of Shares to be Issued due to merger or company split or occasions similar thereto on or after the Allotment Date, the Company may adjust the Number of Shares to be Issued, as appropriate, to a reasonable extent.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the exercise price of one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From April 1, 2016 to August 12, 2044

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors of the Company.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the exercise price after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with (3) above). The “exercise price after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as a Director of The Higashi-Nippon Bank, Limited.

(2)	The above shall not apply to a person who inherited the stock acquisition rights or a person to whom the stock acquisition rights were transferred pursuant to a resolution of the Board of Directors approving the acquisition of stock acquisition rights.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

No amount is required to be paid for stock acquisition rights.

12.	Date of Allotment of Stock Acquisition Rights

April 1, 2016

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 24

Details of The Higashi-Nippon Bank, Limited 4th Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

The Higashi-Nippon Bank, Limited 4th Series of Stock Acquisition Rights

2.	Type of Stock and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 100 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock on or after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below and any resulting fraction of less than one share arising therefrom shall be rounded down.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split (if no record date is defined, the effective date of the share split) and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

If it is necessary to adjust the Number of Shares to be Issued due to merger or company split or occasions similar thereto on or after the Allotment Date, the Company may adjust the Number of Shares to be Issued, as appropriate, to a reasonable extent.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the exercise price of one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From August 12, 2015 to August 11, 2045

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors of the Company.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the exercise price after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with (3) above). The “exercise price after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as a Director of the Company.

(2)	The above shall not apply to a person who inherited the stock acquisition rights or a person to whom the stock acquisition rights were transferred pursuant to a resolution of the Board of Directors approving the acquisition of stock acquisition rights through transfer.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

The amount to be paid for each stock acquisition right shall be the amount equal to (i) the option price per share calculated using the basic values set forth in (2) through (7) below (fractions of less than one (1) yen shall be rounded up to the nearest yen) multiplied by (ii) the Number of Shares to be Issued according to the formula of the Black-Scholes model below.

where

(1)	Option price per share (C)

(2)	Stock price (S): Closing price of regular trading of shares of common stock of the Company on the Tokyo Stock Exchange, Inc. (“TSE”) on August 11, 2015 (if there is no such closing price, the base price of the next trading day)

(3)	Exercise price (X): One (1) yen

(4)	Expected remaining time to maturity (T): 1 year and 4 months

(5)	Volatility (s): Stock price fluctuation rate calculated based on the closing price of regular trading of shares of common stock of the Company on the TSE on each trading day during a 1 year and 4 month-period (from April 11, 2014 to August 11, 2015)

(6)	Risk-free interest rate (r): Interest rate of the Japanese government bonds whose remaining years to maturity correspond to the Expected remaining time to maturity

(7)	Dividend yield (q): Dividend per share (the actual dividend for the last 12 months (dividend for September 2014 and for March 2015)) divided by the Stock price as determined in (2) above

(8)	Cumulative distribution function of the standard normal distribution (N(•))

12.	Date of Allotment of Stock Acquisition Rights

August 11, 2015

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End

Annex 25

Concordia Financial Group, Ltd. 12th Series of Stock Acquisition Rights

1.	Name of Stock Acquisition Rights

Concordia Financial Group, Ltd. 12th Series of Stock Acquisition Rights

2.	Type of Stock and Number of Shares Underlying Stock Acquisition Rights

The type of stock underlying the stock acquisition rights shall be common stock of the Company and the number of shares of common stock to be issued for each stock acquisition right (“Number of Shares to be Issued”) shall be 54.1 shares.

If the Company conducts a share split (including allotment of shares of common stock of the Company without consideration) or a share consolidation with respect to its common stock on or after the day on which the stock acquisition rights are allotted as set forth in 12 below (the “Allotment Date”), the Company shall adjust the Number of Shares to be Issued in accordance with the formula set forth below and any resulting fraction of less than one share arising therefrom shall be rounded down.

Number of Shares to be Issued After Adjustment	=	Number of Shares to be Issued before adjustment	x	Ratio of share split or share consolidation

The Number of Shares to be Issued After Adjustment shall be made effective, in the case of a share split, from the day following the record date in relation to such share split (if no record date is defined, the effective date of the share split) and, in the case of a share consolidation, from the day on which such share consolidation becomes effective; provided, however, that in the case where the share split is conducted subject to obtaining approval at the general meeting of shareholders for increase in the amount of stated capital or reserve through a reduction of surplus and where the record date in relation to the share split falls on any day prior to the conclusion of the relevant general meeting of shareholders, the Number of Shares to be Issued After Adjustment shall be made effective retroactively to the day following the said record date, after the day following the conclusion of the relevant general meeting of shareholders.

If it is necessary to adjust the Number of Shares to be Issued due to merger or company split or occasions similar thereto on or after the Allotment Date, the Company may adjust the Number of Shares to be Issued, as appropriate, to a reasonable extent.

When adjusting the Number of Shares to be Issued, the Company shall notify each holder of the stock acquisition rights recorded in the registry of the stock acquisition rights (“Stock Acquisition Right Holder”) or give public notice of necessary matters no later than the day preceding the date of effectiveness of the Number of Shares to be Issued After Adjustment; provided, however, that if such notification or public notice cannot be given on or before the day preceding the relevant effectiveness date, the Company shall promptly thereafter give such notification or public notice.

3.	Value of Property To Be Contributed upon Exercise of Stock Acquisition Rights

The value of property to be contributed upon the exercise of each stock acquisition right shall be the exercise price of one (1) yen per share of common stock to be allotted upon the exercise of the stock acquisition right multiplied by the Number of Shares to be Issued.

4.	Period during Which Stock Acquisition Rights Can Be Exercised

From April 1, 2016 to August 11, 2045

5.	Matters Regarding Increases in Stated Capital and Capital Reserve due to the Issuance of Shares upon the Exercise of Stock Acquisition Rights

(1)	The amount by which stated capital increases due to the issuance of shares upon the exercise of stock acquisition rights shall be one-half (1/2) of the upper limit of the increase in the amount of stated capital calculated pursuant to the provisions of Article 17, paragraph (1) of the Ordinance on Company Accounting, with any resulting fraction of less than one yen arising therefrom rounded up.

(2)	The amount by which capital reserve increases due to the issuance of shares upon the exercise of stock acquisition rights shall be the upper limit of the increase in the amount of stated capital described in (1) above less the increase in the amount of stated capital set out in (1) above.

6.	Restriction on Acquiring Stock Acquisition Rights by Transfer

Approval of the Board of Directors of the Company shall be required to acquire stock acquisition rights by way of transfer.

7.	Acquisition of Stock Acquisition Rights

If any of the proposals set out in (1) through (5) below is approved at a general meeting of shareholders (in the case where no approval at a general meeting of shareholders is required, by resolution of the Board of Directors), the Company may acquire the stock acquisition rights without consideration on the date to be separately determined by the Board of Directors of the Company.

(1)	A proposal for approval of a merger agreement under which the Company shall become the dissolving company;

(2)	A proposal for approval of a company split agreement or a company split plan under which the Company shall become the splitting company;

(3)	A proposal for approval of a share exchange agreement or a share transfer plan under which the Company shall become a wholly-owned subsidiary;

(4)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of any shares issued by the Company shall require the Company’s approval; or

(5)	A proposal for approval of an amendment to the Company’s articles of incorporation to include a provision stipulating that the acquisition by way of transfer of the type of shares underlying the stock acquisition rights shall require the Company’s approval or that the Company may acquire such type of shares in whole by resolution of the shareholders.

8.	Policy Regarding Determination of Allotment of Stock Acquisition Rights of Reorganized Company upon Reorganization

If the Company carries out a merger (limited to cases where the Company is to be the dissolving company), absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company is to be the splitting company), or share exchange or share transfer (in each case, limited to cases where the Company is to be a wholly-owned subsidiary) (collectively, “Organizational Restructuring”), the Company shall allot stock acquisition rights of the company listed in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (“Restructured Company”) to the Stock Acquisition Right Holders who hold the stock acquisition rights remaining unexercised (“Remaining Stock Acquisition Rights”) immediately prior to the day on which the Organizational Restructuring becomes effective (i.e. the date on which absorption-type merger takes effect, the date on which a company is incorporated through the incorporation-type merger, the date on which absorption-type company split takes effect, the date on which a company is incorporated through the incorporation-type company split, the date on which share exchange takes effect, or the date on which the wholly-owning parent company is incorporated through share transfer); provided, however, that this shall be limited to cases where the relevant absorption-type merger agreement, incorporation-type merger agreement, absorption-type company split agreement, incorporation-type company split agreement, share exchange agreement or share transfer plan provides for the issuance of the stock acquisition rights of the Restructured Company in accordance with terms and conditions set forth below.

(1)	Number of stock acquisition rights of the Restructured Company to be allotted

Stock acquisition rights in a number equal to the number of stock acquisition rights held by the holder of the Remaining Stock Acquisition Rights

(2)	Type of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

Common stock of the Restructured Company

(3)	Number of shares of the Restructured Company to be issued upon the exercise of stock acquisition rights

To be determined in accordance with 2 above after considering the terms and conditions and other factors of the Organizational Restructuring

(4)	Value of property to be contributed upon the exercise of stock acquisition rights

The value of property to be contributed upon the exercise of each stock acquisition right to be allotted shall be the amount that is equal to the exercise price after restructuring (set forth below) multiplied by the number of shares of the Restructured Company to be issued upon the exercise of the relevant stock acquisition right (as determined in accordance with (3) above). The “exercise price after restructuring” shall be one (1) yen for each share of the Restructured Company to be allotted upon the exercise each allotted stock acquisition right

(5)	Period during which the stock acquisition rights can be exercised

The period commencing on the later of either (i) the first date of the period during which stock acquisition rights may be exercised as set forth in 4 above or (ii) the date on which the Organizational Restructuring becomes effective, and ending on the expiration date of the period during which stock acquisition rights may be exercised as set forth in 4 above

(6)	Matters regarding increases in stated capital and capital reserve due to the issuance of shares upon the exercise of stock acquisition rights

To be determined in accordance with 5 above

(7)	Restriction on acquiring stock acquisition rights by transfer

Approval of the Board of Directors of the Restructured Company shall be required to acquire stock acquisition rights by way of transfer

(8)	Acquisition of stock acquisition rights

To be determined in accordance with 7 above

(9)	Other conditions regarding exercise of stock acquisition rights

To be determined in accordance with 10 below

9.	Treatment of Fractions of Less Than One Share Arising from the Exercise of Stock Acquisition Rights

Any fraction of less than one (1) share in the number of shares to be allotted to the Stock Acquisition Right Holders who exercise stock acquisition rights shall be rounded down.

10.	Other Conditions Regarding Exercise of Stock Acquisition Rights

(1)	A Stock Acquisition Right Holder may exercise the stock acquisition rights during the period set forth in 4 above only for a period of 10 days after the day following the date on which such Stock Acquisition Right Holder loses his or her position as a Director of The Higashi-Nippon Bank, Limited.

(2)	The above shall not apply to a person who inherited the stock acquisition rights or a person to whom the stock acquisition rights were transferred pursuant to a resolution of the Board of Directors approving the acquisition of stock acquisition rights.

11.	Method of Calculation of Amount To Be Paid for Stock Acquisition Rights

No amount is required to be paid for stock acquisition rights.

12.	Date of Allotment of Stock Acquisition Rights

April 1, 2016

13.	Any other necessary matters concerning the stock acquisition rights shall be determined by Representative Director(s).

End